UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global
Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2014

Date of reporting period: 10/31/2014

Item 1 –	Report to Stockholders

OCTOBER 31, 2014

ANNUAL REPORT

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2014

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2014, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund also underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, stock selection and an underweight in the United States, as well as stock selection in Canada and Europe, detracted from performance. An overweight in France also weighed on returns. From a sector perspective, stock selection and an overweight in materials, and stock selection in industrials and financials, also detracted. The Fund’s cash position negatively impacted performance.
•	Contributing positively to performance within equities was stock selection and an overweight in Japan. From a sector perspective, stock selection in information technology (“IT”) as well as an overweight in health care contributed to performance. An underweight in fixed income also added to returns. Within fixed income, overweights in convertible and corporate bonds, as well as an overweight in emerging market sovereign bonds, were additive. From a currency perspective, an overweight in the U.S. dollar positively impacted performance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation decreased from 63% to 57% of net assets. Within equities, the Fund reduced exposure to the United States and Europe, most notably in the United Kingdom, and increased exposure to Japan. On a sector basis, the Fund reduced exposures to energy, materials, consumer staples, industrials, consumer discretionary, telecommunication services (“telecom”) and financials, and increased weightings in health care and utilities.

•	The Fund’s allocation to fixed income increased during the period from 19% to 25% of net assets. Within fixed income, the Fund increased exposure to both government and corporate debt. With respect to government bonds, the Fund increased exposure to Mexico, Brazil, Poland and Australia, as well as to U.S. Treasuries.
•	The Fund’s cash and cash equivalent holdings finished the period essentially unchanged at 18% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was underweight in the United States and overweight in Japan and Europe. Within Europe, the Fund was overweight in France, Germany and the Netherlands, and underweight in the United Kingdom and Spain. From a sector perspective, the Fund was overweight in health care, materials, industrials and utilities, and underweight in consumer staples, consumer discretionary, IT, financials, telecom and energy.
•	Within fixed income, the Fund was underweight in U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight in government bonds in Brazil, Mexico, Australia and Poland. In addition, the Fund was overweight in corporate and convertible bonds.
•	With respect to currency exposure, the Fund was overweight in the U.S. dollar, Mexican peso, Brazilian real, Indian rupee and the Singapore dollar, as well as in select emerging Asian currencies. The Fund was underweight in the euro, Japanese yen, Canadian dollar and Taiwan dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,538 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.58%	5.35%	N/A	7.60%	N/A	8.06%	N/A
Investor A	1.46	5.10	(0.42)%	7.31	6.16%	7.78	7.20%
Investor B	1.12	4.27	(0.20)	6.46	6.14	7.09	7.09
Investor C	1.12	4.29	3.30	6.50	6.50	6.96	6.96
Class R	1.30	4.73	N/A	6.95	N/A	7.43	N/A
FTSE World Index	2.34	8.44	N/A	11.38	N/A	7.76	N/A
Reference Benchmark	1.65	5.92	N/A	8.75	N/A	6.65	N/A
U.S. Stocks: S&P 500® Index[6]	8.22	17.27	N/A	16.69	N/A	8.21	N/A
Non-U.S. Stocks: FTSE World (ex U.S.) Index[7]	(3.37)	0.19	N/A	6.74	N/A	7.12	N/A
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	1.53	1.29	N/A	3.45	N/A	4.16	N/A
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	(4.87)	(2.88)	N/A	0.83	N/A	3.55	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
[7]	This unmanaged capitalization-weighted index is comprised of 1,886 equities in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
•	Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2014 and held through October 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.80	$3.96	$1,000.00	$1,021.27	$3.97	0.78%
Investor A	$1,000.00	$1,014.60	$5.33	$1,000.00	$1,019.91	$5.35	1.05%
Investor B	$1,000.00	$1,011.20	$9.23	$1,000.00	$1,016.03	$9.25	1.82%
Investor C	$1,000.00	$1,011.20	$9.07	$1,000.00	$1,016.18	$9.10	1.79%
Class R	$1,000.00	$1,013.00	$7.00	$1,000.00	$1,018.25	$7.02	1.38%
[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Portfolio Information

As of October 31, 2014

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments

Wells Fargo & Co.	1%
Roche Holding AG	1
Mobileye NV	1
Bank of America Corp.	1
The Procter & Gamble Co.	1
Fuji Heavy Industries Ltd	1
Phillips 66	1
JPMorgan Chase & Co.	1
Anadarko Petroleum Corp	1
Nestle SA, Registered Shares	1

Geographic Allocation	Percent of Long-Term Investments

United States	47%
Japan	12
United Kingdom	6
France	4
Australia	3
Brazil	3
Mexico	3
Switzerland	3
Canada	2
Germany	2
Netherlands	2
Other[1]	13
[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets			Reference Benchmark[5] Percentages
	10/31/14	10/31/13
U.S. Equities	26%	33%	[2]	36%
European Equities	13	15	[2]	12
Asia Pacific Equities	15	12	[2]	9
Other Equities	3	3		3
Total Equities	57	63	[3]	60

U.S. Dollar Denominated Fixed Income Securities	15	12		24
U.S. Issuers	11	9		—
Non-U.S. Issuers	4	3		—
Non-U.S. Dollar Denominated Fixed Income Securities	10	7		16
Total Fixed Income Securities	25	19		40

Cash & Short-Term Securities[4]	18	18		—
[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	7

Consolidated Schedule of Investments October 31, 2014	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Australia — 0.3%
Commonwealth Bank of Australia	572,841	$40,734,391
Healthscope Ltd. (a)	37,679,992	84,271,963
Mesoblast Ltd. (a)(b)	5,013,769	18,562,034
Westpac Banking Corp.	1,318,990	40,485,423
		184,053,811
Belgium — 0.1%
Anheuser-Busch InBev NV	203,901	22,611,472
RHJ International (a)(c)	2,850,236	15,544,358
RHJ International — ADR (a)(c)	890,354	4,854,765
		43,010,595
Brazil — 0.4%
BR Malls Participacoes SA	5,676,851	45,590,756
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	830,563	34,826,061
Cosan Ltd., Class A	4,390,974	46,500,415
Cyrela Brazil Realty SA	2,381,353	11,839,973
Hypermarcas SA (a)	6,016,885	42,032,479
MRV Engenharia e Participacoes SA	4,150,616	13,735,442
Oi SA, ADR (a)	18,627,465	9,872,556
Qualicorp SA (a)	3,221,653	32,763,895
SLC Agricola SA	2,099,347	14,309,686
		251,471,263
Canada — 1.5%
Athabasca Oil Corp. (a)(b)	8,551,907	27,695,719
Barrick Gold Corp.	4,789,975	56,857,003
Cameco Corp.	4,518,848	78,537,578
Canadian National Railway Co.	2,059,103	145,331,490
Canadian Natural Resources Ltd.	913,710	31,870,205
Eldorado Gold Corp.	4,597,423	25,127,657
First Quantum Minerals Ltd.	8,122,588	122,518,075
Goldcorp, Inc.	5,766,995	108,304,166
Lululemon Athletica, Inc. (a)(d)	968,227	40,326,655
Platinum Group Metals Ltd. (a)(b)(c)	27,873,417	22,505,487
Potash Corp. of Saskatchewan, Inc.	694,873	23,718,348
Suncor Energy, Inc.	224,500	7,978,730
Teck Resources Ltd., Class B	1,317	20,782
TransCanada Corp.	3,322,691	163,768,675
		854,560,570
China — 0.7%
Alibaba Group Holding Ltd. — SP ADR (a)(b)	598,099	58,972,561
Beijing Enterprises Holdings Ltd.	12,896,732	105,297,754
Dongfeng Motor Group Co. Ltd., Class H	8,114,700	12,549,039
Haitian International Holdings Ltd. (b)	13,062,600	28,020,276

Common Stocks	Shares	Value
China (concluded)
Mindray Medical International Ltd., ADR (b)	1,372,874	$40,005,548
SINA Corp. (a)	2,131,813	87,340,379
Sinopharm Group Co. Ltd., Class H	9,610,900	37,545,834
Zhongsheng Group Holdings Ltd. (b)	19,035,171	19,604,544
		389,335,935
Denmark — 0.0%
TDC A/S	2,253,483	17,209,976
France — 3.2%
Airbus Group NV	3,143,967	187,698,178
Arkema	676,349	41,745,565
AtoS	1,285,472	88,836,721
AXA SA	3,394,278	78,402,812
BNP Paribas SA	3,352,979	210,708,096
Bouygues SA	365,634	12,641,417
Compagnie de Saint-Gobain	2,094,519	90,032,578
Danone SA	455,158	31,102,105
GDF Suez	3,158,895	76,697,718
L’Oreal SA	183,939	28,866,686
LVMH Moet Hennessy Louis Vuitton SA	396,622	67,324,189
Orange SA	1,547,923	24,643,509
Remy Cointreau SA	717,938	51,093,708
Safran SA	3,338,231	211,421,868
Sanofi	2,120,010	192,369,774
Sanofi — ADR	641,812	29,677,387
Schneider Electric SA	156,412	12,354,114
Schneider Electric SE (b)	983,542	77,489,439
Societe Generale SA	1,512,068	72,868,113
Total SA	823,930	49,191,304
Total SA — ADR	1,921,490	115,078,036
UbiSoft Entertainment SA (a)	1,791,161	32,429,614
Worldline SA (a)	3,844,275	77,079,258
		1,859,752,189
Germany — 1.9%
Allianz SE, Registered Shares	388,308	61,749,563
BASF SE	262,798	23,220,870
Bayer AG, Registered Shares	31,648	4,526,353
Bayerische Motoren Werke AG	535,794	57,457,319
Beiersdorf AG	790,474	64,090,722
Deutsche Annington Immobilien SE	2,737,403	79,239,297
Deutsche Bank AG, Registered Shares	2,631,719	82,297,484
Deutsche Boerse AG	645,916	44,208,580
Deutsche Telekom AG, Registered Shares	3,898,356	58,761,155
Fresenius SE & Co. KGaA	1,660,430	85,439,101

Portfolio Abbreviations

ADR AUD BRL CAD CLP CNY CVA EUR FTSE	American Depositary Receipts Australian Dollar Brazilian Real Canadian Dollar Chilean Peso Chinese Renminbi Certificaten Van Aandelen (Dutch Certificate) Euro Financial Times Stock Exchange	GBP GDR IDR INR JPY JSC LIBOR LIFFE MSCI
British Pound
Global Depositary Receipt
Indonesian Rupiah
Indian Rupee
Japanese Yen
Joint Stock Company
London Interbank Offered Rate
London International Financial
Futures and Options Exchange
Morgan Stanley Capital International
MXN NYSE PCL PLN REIT S&P SGD SPDR USD WIBOR
Mexican Peso
New York Stock Exchange
Public Company Limited
Polish Zloty
Real Estate Investment Trust
Standard and Poor’s
Singapore Dollar
Standard & Poor’s Depository Receipts
U.S. Dollar
Warsaw Interbank Offered Rate

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Germany (concluded)
Infineon Technologies AG	902,992	$8,797,594
Linde AG	244,872	45,192,400
RWE AG	591,918	21,002,298
SAP AG	750,414	51,129,772
Siemens AG, Registered Shares	2,454,522	276,853,939
Volkswagen AG	23,192	4,946,116
Volkswagen AG, Preference Shares	621,435	132,895,057
		1,101,807,620
Hong Kong — 0.9%
AIA Group Ltd.	9,421,600	52,576,530
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	116,959,394	3,391,817
China Overseas Land & Investment Ltd.	25,508,000	74,009,782
FU JI Food and Catering Services Holdings Ltd. (a)	1,925,802	320,340
The Link REIT	13,909,683	81,797,196
Sino Biopharmaceutical Ltd.	34,990,153	35,227,653
Sun Hung Kai Properties Ltd.	11,517,000	171,846,308
Sun Hung Kai Properties Ltd.	1,008,166	2,189,192
Wharf Holdings Ltd.	14,121,000	104,440,654
		525,799,472
India — 0.4%
Axis Bank, Ltd.	1,820,359	13,027,129
Cummins India Ltd.	5,738,356	68,311,803
HDFC Bank Ltd.	1,263,811	20,461,546
ICICI Bank Ltd.	487,713	12,953,238
Kotak Mahindra Bank Ltd.	762,589	13,895,392
Maruti Suzuki India Ltd.	691,429	37,904,567
Oil & Natural Gas Corp. Ltd.	9,480,395	62,045,122
Yes Bank Ltd.	1,334,991	15,119,823
		243,718,620
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	28,934,084	32,980,307
Ireland — 0.5%
Accenture PLC, Class A	130,474	10,584,051
Eaton Corp. PLC	1,636,274	111,904,779
Seagate Technology PLC	188,988	11,874,116
Shire PLC	1,550,143	104,009,837
XL Group PLC	1,336,495	45,280,451
		283,653,234
Israel — 0.6%
Check Point Software Technologies Ltd.(a)(b)	154,908	11,501,919
Mobileye, Inc., Class F2, (Acquired 8/15/13, cost (50,286,503) (a)(o)	7,192,720	355,388,699
		366,890,618
Italy — 0.6%
Ei Towers SpA (a)	1,398,336	70,092,996
Enel SpA	11,890,886	60,761,462
Intesa Sanpaolo SpA	28,094,455	82,590,915
Snam SpA	5,583,514	30,192,751
Telecom Italia SpA (a)(b)	19,411,136	21,998,277
Telecom Italia SpA, Non-Convertible Savings Shares	4,852,222	4,341,485
Terna — Rete Elettrica Nazionale SpA	3,238,082	16,325,413
UniCredit SpA	4,519,445	32,733,081
		319,036,380
Japan — 9.9%
Aisin Seiki Co. Ltd.	1,364,590	45,452,807
Ajinomoto Co., Inc.	1,812,000	34,211,725
Alpine Electronics, Inc.	231,000	3,943,045
Asahi Kasei Corp.	6,756,900	55,448,541

Common Stocks	Shares	Value
Japan (continued)
Astellas Pharma, Inc.	2,706,650	$42,008,529
Autobacs Seven Co., Ltd.	185,200	2,716,850
The Bank of Yokohama Ltd.	1,689,000	9,761,136
Bridgestone Corp.	3,605,700	120,494,326
Canon Marketing Japan, Inc.	169,600	3,467,338
The Chiba Bank Ltd.	1,436,000	10,199,913
Chubu Electric Power Co., Inc. (a)	1,710,200	20,521,670
Daihatsu Motor Co. Ltd.	399,200	5,665,829
Daikin Industries Ltd.	1,009,600	63,108,162
Daikyo, Inc.	2,912,000	5,474,526
Daito Trust Construction Co. Ltd.	374,200	46,625,604
Dena Co. Ltd. (b)	3,065,800	39,616,733
Denso Corp.	3,510,780	160,911,721
East Japan Railway Co.	2,137,973	166,982,610
FANUC Corp.	219,680	38,715,472
Fuji Heavy Industries Ltd.	10,307,790	343,075,703
Fukuoka Financial Group, Inc.	5,732,000	29,330,927
Futaba Industrial Co. Ltd.	1,794,950	10,007,788
Gree, Inc. (b)	3,764,600	26,960,550
GS Yuasa Corp.	2,025,000	10,110,099
GungHo Online Entertainment, Inc. (b)	3,989,600	16,080,452
Hitachi Chemical Co. Ltd.	2,352,100	41,456,877
Hitachi High-Technologies Corp.	256,600	7,839,000
Hitachi Ltd.	17,366,500	136,456,761
Honda Motor Co. Ltd.	4,111,181	131,431,292
Hoya Corp.	2,478,017	87,689,178
IHI Corp.	9,138,000	44,050,913
Inpex Corp.	10,211,300	130,607,007
Isuzu Motors Ltd.	3,401,200	44,376,721
Japan Airlines Co. Ltd.	4,084,200	109,669,230
JGC Corp.	2,484,630	63,854,404
JSR Corp.	3,571,000	64,307,437
Kamigumi Co. Ltd.	330,000	3,181,810
KDDI Corp.	1,752,200	115,066,001
Keyence Corp.	33,900	16,427,348
Kinden Corp.	330,000	3,381,517
Kirin Holdings Co. Ltd.	2,409,600	31,239,990
Koito Manufacturing Co. Ltd.	384,000	11,570,794
Komatsu Ltd.	1,293,700	30,543,414
Kubota Corp.	2,146,510	34,168,159
Kuraray Co. Ltd.	3,871,820	44,971,422
Kyocera Corp.	1,084,200	49,972,323
Mabuchi Motor Co. Ltd.	81,300	7,022,279
Maeda Road Construction Co., Ltd.	183,000	2,820,842
Mitsubishi Corp.	5,391,530	105,719,007
Mitsubishi Electric Corp.	6,949,000	89,598,936
Mitsubishi Heavy Industries Ltd.	9,690,000	60,446,558
Mitsubishi UFJ Financial Group, Inc.	24,753,700	144,294,596
Mitsui & Co. Ltd.	15,609,934	235,695,337
Mizuho Financial Group, Inc.	23,062,000	42,026,242
MS&AD Insurance Group Holdings, Inc.	3,598,962	77,797,893
Murata Manufacturing Co. Ltd.	482,740	54,240,874
Nabtesco Corp.	430,700	10,423,149
Namco Bandai Holdings, Inc.	427,700	10,614,550
NEC Corp.	16,022,000	56,659,802
Nexon Co. Ltd.	1,275,700	11,241,757
Nikon Corp.	608,800	8,341,573
Nintendo Co. Ltd.	763,400	82,277,683
Nippon Express Co. Ltd.	1,949,000	8,573,573
Nippon Telegraph & Telephone Corp.	839,350	52,223,369
Nitori Holdings Co. Ltd.	267,600	16,959,300
Nitto Denko Corp.	1,702,300	92,067,247
Nomura Real Estate Holdings, Inc.	1,571,100	27,767,442
Okumura Corp.	6,412,620	36,405,388

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Japan (concluded)
Omron Corp.	465,900	$22,053,219
Otsuka Holdings Co. Ltd.	1,338,800	46,962,482
Rinnai Corp.	544,175	48,337,401
Rohm Co. Ltd.	1,454,400	88,530,461
Ryohin Keikaku Co. Ltd.	208,800	28,194,475
Sanrio Co. Ltd. (b)	588,200	17,006,267
Sawai Pharmaceutical Co., Ltd.	153,600	9,151,060
Sega Sammy Holdings, Inc.	1,684,700	26,762,324
Seino Holdings Co Ltd.	518,000	4,061,538
Shimamura Co. Ltd.	61,600	5,417,908
Shin-Etsu Chemical Co. Ltd.	2,307,240	148,098,512
Ship Healthcare Holdings, Inc.	756,600	17,709,107
The Shizuoka Bank Ltd.	969,000	10,012,453
SMC Corp.	77,800	22,066,674
Sohgo Security Services Co. Ltd.	241,100	5,638,253
Sompo Japan Nipponkoa Holdings, Inc.	2,354,500	59,287,712
Sony Corp.	1,630,800	32,197,397
Sony Financial Holdings, Inc.	3,220,900	51,420,697
Stanley Electric Co. Ltd.	242,200	4,924,072
Sumitomo Corp.	5,063,600	54,027,168
Sumitomo Electric Industries Ltd.	3,035,200	41,486,905
Sumitomo Mitsui Financial Group, Inc.	3,502,000	142,821,733
Sumitomo Mitsui Trust Holdings, Inc.	7,037,000	28,730,106
Suntory Beverage & Food Ltd.	1,066,900	38,061,121
Suzuki Motor Corp.	5,461,008	183,044,754
THK Co. Ltd.	239,200	6,016,567
Toda Corp.	6,915,900	30,581,814
Tokio Marine Holdings, Inc.	8,989,021	288,260,961
Tokyo Gas Co. Ltd.	19,359,285	111,592,980
Toyota Industries Corp.	2,911,280	138,624,292
Toyota Motor Corp.	2,052,300	123,501,623
Trend Micro, Inc.	287,500	9,687,481
TV Asahi Corp.	174,100	2,744,965
Ube Industries Ltd.	18,689,500	28,937,223
Yamada Denki Co. Ltd. (b)	22,163,800	71,048,796
Yamaha Corp.	599,200	8,213,202
Yamaha Motor Co. Ltd.	101,000	1,910,690
		5,703,495,444
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	2,190,194	34,933,594
Luxembourg — 0.0%
RTL Group SA	282,145	26,354,441
Malaysia — 0.3%
Axiata Group Bhd	25,809,453	55,327,597
IHH Healthcare Bhd	47,987,000	72,215,748
Telekom Malaysia Bhd	11,634,034	25,466,306
		153,009,651
Mexico — 0.4%
America Movil SAB de CV, Series L — ADR	1,294,130	31,589,714
Fibra Uno Administracion SA de CV	28,722,556	99,821,080
Grupo Televisa SAB CPO	4,794,537	34,649,909
PLA Administradora Industrial S de RL de CV (a)	27,758,624	64,334,663
		230,395,366
Netherlands — 1.2%
Akzo Nobel NV	1,161,959	77,486,981
CNH Industrial NV, Special Voting Shares	759,054	6,186,291
Constellium NV, Class A (a)	4,028,603	81,579,211
ING Groep NV CVA (a)	6,315,972	90,447,003
Koninklijke DSM NV	1,061,624	66,519,210

Common Stocks	Shares	Value
Netherlands (concluded)
Koninklijke Philips Electronics NV	953,349	$26,653,620
LyondellBasell Industries NV, Class A	314,372	28,805,906
SBM Offshore NV (a)(b)	8,153,279	102,054,355
Unilever NV CVA	5,357,878	207,663,035
		687,395,612
Norway — 0.3%
Statoil ASA	6,557,118	150,062,472
Peru — 0.2%
Southern Copper Corp.	3,706,031	106,659,572
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	4,277,178	24,538,508
Russia — 0.0%
Novorossiysk Commercial Sea Trade Port — GDR	1,481,233	3,999,329
Singapore — 0.7%
CapitaLand Ltd.	52,929,300	130,677,980
Global Logistic Properties Ltd.	40,333,000	86,432,172
Keppel Corp. Ltd. (b)	12,700,000	93,131,798
Raffles Medical Group Ltd. (b)	7,717,500	22,847,939
Singapore Telecommunications Ltd.	25,146,610	74,013,439
		407,103,328
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	7,972,806	30,149,955
South Korea — 0.5%
Hyundai Motor Co.	344,934	54,734,667
Hyundai Wia Corp.	154,223	26,582,298
Orion Corp.	2,405	1,853,695
Samsung Electronics Co. Ltd.	145,088	169,193,280
Samsung Electronics Co. Ltd., Preference Shares	12,964	11,966,588
Samsung Heavy Industries Co. Ltd.	1,008,164	24,571,091
Samsung SDI Co., Ltd.	116,672	13,758,065
		302,659,684
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	6,245,331	69,853,308
Gas Natural SDG SA	1,083,902	31,299,552
		101,152,860
Sweden — 0.4%
Getinge AB, Class B	1,936,523	44,429,964
Lundin Petroleum AB (a)	8,581,647	121,297,989
Svenska Handelsbanken AB, Class A	776,333	37,112,744
		202,840,697
Switzerland — 2.0%
ACE Ltd. (d)	107,447	11,743,957
Nestle SA, Registered Shares	4,117,317	301,939,718
Novartis AG, Registered Shares	1,691,993	157,021,780
Roche Holding AG	1,217,581	359,309,820
Swisscom AG, Registered Shares	36,732	21,654,283
Syngenta AG, Registered Shares	574,547	177,682,866
TE Connectivity Ltd.	208,564	12,749,517
UBS AG, Registered Shares	7,334,344	127,530,555
		1,169,632,496
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	10,181,672	23,780,139
Far EasTone Telecommunications Co. Ltd.	10,470,099	23,171,092
Taiwan Mobile Co. Ltd.	6,851,000	22,231,148
Yulon Motor Co. Ltd.	12,571,000	18,546,333
		87,728,712

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	91,933,100	$52,218,678
Bumrungrad Hospital PCL	6,629,000	27,069,604
		79,288,282
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC	2,690,588	43,859,136
NMC Health PLC	4,560,799	36,114,768
		79,973,904
United Kingdom — 3.3%
Antofagasta PLC	12,286,670	138,370,008
AstraZeneca PLC	1,724,288	125,956,392
AstraZeneca PLC — ADR	447,818	32,663,845
BHP Billiton PLC	2,338,467	60,418,041
BT Group PLC	11,415,832	67,300,097
Delphi Automotive PLC (d)	1,195,278	82,450,276
Delta Topco Ltd. (Acquired 5/02/12, cost $48,436,537) (o)	78,481,957	45,990,427
Diageo PLC	494,558	14,585,692
Diageo PLC — ADR	633,830	74,772,925
Guinness Peat Group PLC (a)	9,662,955	3,916,781
HSBC Holdings PLC	14,787,713	150,766,108
John Wood Group PLC	2,313,396	24,545,378
Legal & General Group PLC	7,776,678	28,822,600
Lloyds Banking Group PLC (a)	47,049,790	58,101,260
Manchester United PLC, Class A (a)(b)	1,441,639	23,037,391
National Grid PLC	5,413,542	80,336,770
Ophir Energy PLC (a)	21,016,068	62,409,401
Polyus Gold International Ltd. (a)(b)	2,123,257	6,351,596
Prudential PLC	3,715,349	86,032,727
Rio Tinto PLC	5,132,591	244,216,112
Royal Dutch Shell PLC — ADR	3,437,778	246,798,083
SABMiller PLC	1,045,829	59,155,177
Spire Healthcare Group PLC (a)(e)	11,452,080	51,295,716
Unilever PLC	1,302,234	52,382,987
Vodafone Group PLC	8,773,069	29,174,440
Vodafone Group PLC, ADR	1,148,653	38,158,253
		1,888,008,483
United States — 26.7%
AbbVie, Inc. (d)	3,992,648	253,373,442
Actavis PLC (a)	584,405	141,858,470
Activision Blizzard, Inc.	6,537,932	130,431,743
Adobe Systems, Inc. (a)(b)	176,650	12,386,698
The AES Corp.	4,247,389	59,760,763
Aetna, Inc. (d)	1,342,783	110,793,025
Agilent Technologies, Inc.	1,857,499	102,682,545
Alexion Pharmaceuticals, Inc. (a)	418,759	80,133,722
Allergan, Inc.	612,154	116,345,989
Alliance Data Systems Corp. (a)	40,306	11,420,705
The Allstate Corp.	612,297	39,707,460
Amdocs Ltd.	231,413	11,001,374
American Capital Agency Corp.	744,533	16,930,680
American Electric Power Co., Inc.	1,451,321	84,670,067
American Express Co.	2,041,746	183,655,053
American International Group, Inc.	2,067,757	110,769,743
American Tower Corp.	590,438	57,567,705
American Water Works Co., Inc.	1,071,819	57,202,980
Ameriprise Financial, Inc.	94,696	11,947,794
AmerisourceBergen Corp.	139,837	11,943,478
Amgen, Inc.	857,996	139,149,791
Anadarko Petroleum Corp. (d)	3,428,980	314,711,784
Apple, Inc.	116,952	12,630,816
Archer-Daniels-Midland Co.	242,923	11,417,381
AT&T, Inc.	2,020,824	70,405,508

Common Stocks	Shares	Value
United States (continued)
Avnet, Inc.	232,211	$10,043,126
Axis Capital Holdings Ltd.	194,980	9,386,337
Bank of America Corp.	20,287,704	348,137,001
The Bank of New York Mellon Corp.	1,493,540	57,829,869
BB&T Corp.	712,418	26,986,394
Becton Dickinson & Co.	81,830	10,531,521
Berkshire Hathaway, Inc., Class A Class A (a)	274	57,540,000
Berkshire Hathaway, Inc., Class B (a)	921,523	129,160,664
Biogen Idec, Inc. (a)	335,104	107,595,192
The Boeing Co.	74,939	9,360,630
BorgWarner, Inc.	1,262,357	71,979,596
Bristol-Myers Squibb Co.	1,644,344	95,684,377
C.R. Bard, Inc.	68,968	11,308,683
Calpine Corp. (a)	3,492,896	79,707,887
Capital One Financial Corp.	1,261,411	104,406,988
Cardinal Health, Inc.	169,282	13,285,251
CareFusion Corp. (a)	223,869	12,843,365
Catalent, Inc. (a)	1,959,001	50,992,796
Catamaran Corp. (a)	992,396	47,307,517
Celgene Corp. (a)	959,403	102,742,467
CenterPoint Energy, Inc.	1,762,557	43,270,774
CF Industries Holdings, Inc.	41,704	10,843,040
The Charles Schwab Corp.	1,939,250	55,598,298
Chevron Corp.	195,426	23,441,349
The Chubb Corp.	96,173	9,555,749
Cimarex Energy Co. (d)	281,865	32,039,595
Cintas Corp.	157,674	11,548,044
Cisco Systems, Inc.	7,736,913	189,322,261
Citigroup, Inc.	3,907,452	209,165,906
CNA Financial Corp.	245,339	9,587,848
Coach, Inc. (d)	3,962,059	136,215,588
The Coca-Cola Co. (d)	3,953,338	165,565,795
Colfax Corp. (a)	2,222,578	120,863,792
Colgate-Palmolive Co.	1,128,413	75,468,261
Comcast Corp., Class A	3,332,744	184,467,380
Computer Sciences Corp.	216,338	13,066,815
CONSOL Energy, Inc. (d)	1,432,946	52,732,413
Constellation Brands, Inc., Class A (a)	139,822	12,799,306
Crown Castle International Corp.	787,603	61,527,546
Crown Holdings, Inc. (a)	1,236,201	59,251,114
CSX Corp.	1,878,200	66,920,266
Cubist Pharmaceuticals, Inc. (a)	483,217	34,931,757
Cummins, Inc.	218,799	31,984,038
CVS Health Corp.	556,490	47,752,407
Danaher Corp.	601,791	48,383,996
Diamondback Energy, Inc. (a)(b)(d)	1,549,184	106,026,153
Discover Financial Services	1,593,401	101,627,116
DISH Network Corp., Class A (a)	822,143	52,329,402
Dominion Resources, Inc.	1,559,388	111,184,364
Dover Corp.	143,365	11,388,916
DTE Energy Co.	39,627	3,255,754
Duke Energy Corp.	143,227	11,766,098
eBay, Inc. (a)	3,335,046	175,089,915
Eclipse Resources Corp. (a)(b)	2,262,407	29,660,156
Electronic Arts, Inc. (a)	1,197,311	49,053,832
Eli Lilly & Co.	266,848	17,700,028
Energizer Holdings, Inc.	82,749	10,149,165
Envision Healthcare Holdings, Inc. (a)	1,806,066	63,122,007
EQT Corp.	362,391	34,079,250
Equity Residential (b)	1,582,946	110,109,724
Exelon Corp.	329,403	12,052,856
Fastenal Co.	1,277,410	56,257,136

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
United States (continued)
FedEx Corp.	435,613	$72,921,616
Fidelity National Information Services, Inc.	226,305	13,213,949
Fifth Third Bancorp	1,987,946	39,739,041
FirstEnergy Corp.	324,738	12,125,717
FMC Corp.	1,339,646	76,828,698
Ford Motor Co.	9,850,147	138,788,571
Freeport-McMoRan Copper & Gold, Inc.	5,742,676	163,666,266
The Fresh Market, Inc. (a)(b)	1,580,395	58,016,300
General Dynamics Corp.	107,325	14,999,742
General Electric Co. (d)	1,549,430	39,990,788
Gilead Sciences, Inc. (a)	649,685	72,764,720
The Goldman Sachs Group, Inc.	367,302	69,783,707
Google, Inc., Class A (a)	370,808	210,570,739
Google, Inc., Class C (a)	464,950	259,944,246
Gulfport Energy Corp. (a)	1,490,264	74,781,448
Harris Corp.	141,553	9,852,089
HCA Holdings, Inc. (a)	1,808,664	126,696,913
HealthSouth Corp.	1,007,698	40,640,460
Helmerich & Payne, Inc.	132,146	11,472,916
Humana, Inc. (d)	763,230	105,974,486
International Flavors & Fragrances, Inc.	280,613	27,822,779
International Paper Co.	220,151	11,144,044
Intuit, Inc.	134,983	11,879,854
JB Hunt Transport Services, Inc.	736,182	58,725,238
JPMorgan Chase & Co.	5,357,456	324,018,939
Kimberly-Clark Corp.	408,063	46,629,359
KLA-Tencor Corp.	123,113	9,744,394
Kohl’s Corp.	166,558	9,030,775
The Kroger Co.	244,305	13,610,232
L-3 Communications Holdings, Inc.	100,466	12,202,600
Lear Corp.	155,962	14,426,485
Liberty Media Corp., Class A (a)	1,590,357	76,368,943
Liberty Media Corp., Class C (a)	3,437,953	164,781,087
Lincoln National Corp.	312,855	17,131,940
Macy’s, Inc.	161,407	9,332,553
Marathon Oil Corp.	264,024	9,346,450
Marathon Petroleum Corp. (d)	114,827	10,437,774
Marsh & McLennan Cos., Inc.	1,241,316	67,490,351
Mastercard, Inc., Class A	3,304,412	276,744,505
McDonald’s Corp.	1,417,363	132,849,434
McKesson Corp.	968,223	196,946,240
Medtronic, Inc.	1,291,624	88,037,092
MetLife, Inc. (d)	1,199,709	65,072,216
Mettler-Toledo International, Inc. (a)	163,905	42,364,525
Microsoft Corp.	2,117,832	99,432,212
Mondelez International, Inc., Class A	999,685	35,248,893
Motorola Solutions, Inc.	152,608	9,843,216
Murphy Oil Corp.	122,355	6,532,533
Mylan, Inc. (a)(d)	520,706	27,883,806
NextEra Energy Partners LP (a)	400,687	14,649,117
NextEra Energy, Inc.	1,050,821	105,313,281
Northrop Grumman Corp.	112,915	15,577,753
NRG Energy, Inc.	2,437,455	73,074,901
NRG Yield, Inc., Class A	388,073	19,392,008
Oasis Petroleum, Inc. (a)(d)	1,823,116	54,620,555
Oceaneering International, Inc.	2,292,714	161,109,013
Oracle Corp.	6,591,825	257,410,766
PACCAR, Inc.	867,282	56,650,860
Parker Hannifin Corp.	82,175	10,438,690
Parsley Energy, Inc., Class A (a)(b)	1,151,597	19,542,601
PerkinElmer, Inc.	1,052,804	45,712,750
Perrigo Co. PLC	351,591	56,764,367
Pfizer, Inc. (d)	7,715,481	231,078,656

Common Stocks		Shares	Value
United States (concluded)
Phillips 66		4,258,764	$334,312,974
Pitney Bowes, Inc.		373,007	9,228,193
PPG Industries, Inc.		77,373	15,760,106
PPL Corp.		1,877,409	65,690,541
Precision Castparts Corp.		566,733	125,077,973
The Procter & Gamble Co. (d)		3,932,471	343,186,744
Prudential Financial, Inc. (d)		490,213	43,403,459
Raytheon Co.		140,628	14,608,437
Regeneron Pharmaceuticals, Inc. (a)		58,138	22,890,093
Regions Financial Corp.		7,121,464	70,716,138
Reinsurance Group of America, Inc.		130,647	11,007,010
Rockwell Automation, Inc.		1,196,162	134,388,801
Sealed Air Corp.		1,516,488	54,972,690
SeaWorld Entertainment, Inc.		926,832	17,832,248
Sempra Energy		763,303	83,963,330
The St. Joe Co. (a)(c)		9,138,361	174,999,613
Stanley Black & Decker, Inc.		1,086,592	101,748,475
Stone Energy Corp. (a)		1,719,536	42,128,632
Tenet Healthcare Corp. (a)(b)(d)		971,551	54,455,434
TerraForm Power, Inc., Class A (a)		263,245	7,491,953
Thermo Fisher Scientific, Inc.		1,150,779	135,297,087
Time Warner Cable, Inc.		85,463	12,581,008
Twitter, Inc. (a)		6,243,760	258,928,727
Union Pacific Corp.		1,264,248	147,221,680
United Continental Holdings, Inc. (a)(b)		2,886,121	152,416,050
United Parcel Service, Inc., Class B		2,420,980	253,985,012
United Technologies Corp.		1,899,718	203,269,826
UnitedHealth Group, Inc. (d)		1,469,637	139,630,211
Universal Health Services, Inc., Class B		688,299	71,383,489
US Bancorp		1,577,956	67,220,926
Valero Energy Corp.		264,365	13,242,043
Veeva Systems, Inc., Class A (a)(b)(c)		3,480,279	103,642,709
Verizon Communications, Inc.		4,899,752	246,240,876
Vertex Pharmaceuticals, Inc. (a)		676,025	76,147,456
Viacom, Inc., Class B		118,732	8,629,442
Visa, Inc., Class A		1,231,661	297,359,915
VMware, Inc., Class A (a)(b)		322,183	26,924,833
The Walt Disney Co.		321,554	29,383,605
Waters Corp. (a)		460,647	51,039,688
WellCare Health Plans, Inc. (a)		618,945	42,007,797
WellPoint, Inc.		107,081	13,566,092
Wells Fargo & Co.		7,747,533	411,316,527
Western Digital Corp.		182,053	17,908,554
Wyndham Worldwide Corp.		147,081	11,423,781
Zimmer Holdings, Inc.		387,555	43,111,618
			15,341,811,582
Total Common Stocks — 57.9%			33,284,474,562

Corporate Bonds		Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	6,511	4,557,700
YPF SA (e):
8.88%, 12/19/18		35,762	37,371,290
8.75%, 4/04/24		22,468	23,226,295
			65,155,285
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		57,480	61,791,000

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Brazil — 0.2%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (e)	USD	30,805	$28,956,700
Petrobras Global Finance BV, 2.37%, 1/15/19 (f)		85,095	84,912,046
Petrobras International Finance Co., 5.38%, 1/27/21		17,200	17,610,392
			131,479,138
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		13,326	14,966,217
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15		39,112	39,362,082
Banco Santander Chile, 2.11%, 6/07/18 (e)(f)		40,084	40,885,680
Inversiones Alsacia SA, 8.00%, 8/18/18 (a)(e)(g)		33,554	24,494,508
			104,742,270
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/49 (a)(g)(h)	SGD	88,600	689,655
China Milk Products Group Ltd., 0.00%, 1/15/49 (a)(g)(i)	USD	39,500	395,000
SINA Corp., 1.00%, 12/01/18 (e)(h)		29,594	27,078,510
			28,163,165
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (e)		16,361	16,606,415
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		89,340	90,006,298
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (e)		13,784	14,369,820
Hong Kong — 0.1%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(g)(h)(i)	CNY	190,300	3
Hutchison Whampoa International Ltd., 3.50%, 1/13/17 (e)	USD	32,229	33,639,857
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		24,392	25,850,910
			59,490,770
India — 0.3%
REI Agro Ltd. (a)(g)(h):
5.50%, 11/13/14 (e)		46,516	9,303,200
5.50%, 11/13/14		8,271	1,654,200
State Bank of India, 3.62%, 4/17/19 (e)		43,387	44,287,454
Suzlon Energy, Ltd., Series SUEL, 3.25%, 7/16/19 (e)(h)(t)		102,956	89,571,720
			144,816,574
Indonesia — 0.0%
Bumi Investment Property Ltd., 10.75%, 10/06/17 (a)(e)(g)		21,164	7,989,410
Italy — 0.2%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		10,554	10,775,697
3.88%, 1/16/18		16,534	17,270,143
3.88%, 1/15/19		67,638	70,416,704
Telecom Italia SpA, 5.30%, 5/30/24 (e)		43,375	43,917,188
			142,379,732

Corporate Bonds		Par (000)	Value
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19	USD	38,580	$38,903,185
Luxembourg — 0.2%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		36,428	39,433,310
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	5,000	5,431,066
Telecom Italia Finance SpA, 6.13%, 11/15/16 (e)(h)	EUR	40,800	61,661,000
			106,525,376
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (e)	USD	28,232	29,784,760
Netherlands — 0.3%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(e)(g)(h)		140,850	86,650,920
Rabobank Nederland, 3.95%, 11/09/22		16,959	17,238,874
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)(h)	EUR	64,100	84,982,670
			188,872,464
Singapore — 0.4%
CapitaLand Ltd. (h):
2.10%, 11/15/16	SGD	64,500	50,331,790
2.95%, 6/20/22		122,000	95,030,279
1.95%, 10/17/23 (e)		52,500	41,284,444
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	47,800	51,026,500
			237,673,013
South Korea — 0.0%
Export-Import Bank of Korea, 2.88%, 9/17/18		19,188	19,729,313
Spain — 0.2%
Telefonica Participaciones SAU, Series TEF, 4.90%, 9/25/17 (h)	EUR	65,400	83,308,291
Telefonica SA, 6.00%, 7/14/17		19,200	25,359,748
			108,668,039
Switzerland — 0.1%
UBS AG/Stamford CT, 2.38%, 8/14/19	USD	28,655	28,707,840
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd. (e):
7.00%, 10/31/17 (h)		106,499	94,783,718
9.00%, 10/31/17		45,005	40,954,796
			135,738,514
United Kingdom — 0.6%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		29,119	29,614,023
Delta Topco Ltd., 10.00%, 11/24/60 (Acquired 5/02/12, cost $66,971,037) (o)		65,816	66,073,017
HSBC Holdings PLC, Series ., 6.38% (f)(k)		92,460	94,309,200
Lloyds Bank PLC, 2.30%, 11/27/18		11,792	11,870,157
Lloyds TSB Bank PLC, 13.00% (f)(k)	GBP	51,874	137,003,881
			338,870,278
United States — 3.3%
Ally Financial, Inc.:
2.75%, 1/30/17	USD	44,714	44,767,657
3.50%, 1/27/19		30,683	30,913,122
American Tower Corp., 3.40%, 2/15/19		12,677	12,966,555
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		21,126	21,174,167

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
United States (continued)
AT&T, Inc., 2.38%, 11/27/18	USD	75,487	$76,338,871
Bank of America Corp.:
2.00%, 1/11/18		41,745	41,848,987
1.30%, 3/22/18 (f)		22,339	22,660,034
6.88%, 4/25/18		28,049	32,446,298
2.60%, 1/15/19		28,412	28,683,874
Best Buy Co., Inc., 5.00%, 8/01/18		27,408	28,230,240
BioMarin Pharmaceutical, Inc. (h):
0.75%, 10/15/18		11,220	12,910,013
1.50%, 10/15/20		11,220	13,190,512
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		5,859	7,656,981
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		10,529	10,934,367
Cablevision Systems Corp., 5.88%, 9/15/22		17,908	18,221,390
Capital One Bank USA NA, 2.15%, 11/21/18		32,665	32,553,547
Chesapeake Energy Corp., 3.48%, 4/15/19 (f)		17,962	17,974,394
CIT Group, Inc., 4.75%, 2/15/15 (e)		33,263	33,512,472
Citigroup, Inc., 5.95% (f)(k)		21,828	21,691,575
Cobalt International Energy, Inc.(h):
2.63%, 12/01/19		69,126	51,369,259
3.13%, 5/15/24		85,370	66,962,094
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		5,770	5,394,950
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		18,487	46,298,381
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		69,755	69,339,679
2.38%, 1/16/18		30,603	30,895,963
5.00%, 5/15/18		38,996	42,670,593
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		30,995	34,946,862
Forest Laboratories, Inc. (e):
4.38%, 2/01/19		37,070	38,829,305
5.00%, 12/15/21		26,188	28,061,830
General Electric Capital Corp.:
5.55%, 5/04/20		20,917	24,095,171
6.38%, 11/15/67 (f)		33,375	35,627,812
General Motors Financial Co., Inc., 3.50%, 7/10/19		44,358	45,722,674
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		29,836	146,755,825
HSBC USA, Inc., 1.63%, 1/16/18		30,587	30,569,107
Hughes Satellite Systems Corp., 7.63%, 6/15/21		9,375	10,429,688
Hyundai Capital America, 2.13%, 10/02/17 (e)		17,991	18,182,532
Intel Corp., 3.25%, 8/01/39 (h)		16,771	27,818,896
JPMorgan Chase & Co.:
6.13%, 6/27/17		22,027	24,522,241
Series X, 6.10% (f)(k)		111,361	111,639,402
Morgan Stanley, 7.30%, 5/13/19		18,163	21,681,300
Mylan, Inc.:
3.75%, 9/15/15 (h)		30,498	122,601,960
2.55%, 3/28/19		39,292	39,147,838
NBCUniversal Enterprise, Inc., 5.25% (e)(k)		27,711	28,866,355
Reliance Holding USA, Inc. (e):
4.50%, 10/19/20		23,331	24,512,855
5.40%, 2/14/22		9,888	10,766,776

Corporate Bonds		Par (000)	Value
United States (concluded)
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23	USD	21,452	$22,202,820
Salesforce.com, Inc., 0.25%, 4/01/18 (h)		31,072	36,684,380
SunGard Data Systems, Inc., 7.38%, 11/15/18		13,188	13,748,490
Synchrony Financial, 3.75%, 8/15/21		28,075	28,623,389
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		31,592	45,966,360
Twitter, Inc., 1.00%, 9/15/21 (e)(h)		26,173	23,702,923
WellPoint, Inc., 2.75%, 10/15/42 (h)		33,766	58,963,877
Xerox Corp., 6.35%, 5/15/18		17,876	20,414,338
			1,896,690,981
Total Corporate Bonds — 6.9%			4,012,119,857

Floating Rate Loan Interests (f)
Canada — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan, 10.25%, 11/15/14		18,361	18,349,849
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan B, 5.50%, 7/25/21		28,044	26,865,800
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
EUR Term Loan A, 3.33%, 12/10/18	EUR	28,153	35,126,331
EUR Term Loan B, 3.58%, 12/10/19		11,352	14,204,956
			49,331,287
Ireland — 0.2%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.15%, 2/27/21	USD	98,097	96,778,328
Luxembourg — 0.0%
Mallinckrodt International Finance SA, Term Loan B, 3.50%, 3/19/21		14,828	14,676,394
Norway — 0.1%
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		30,313	28,911,023
United States — 0.8%
AP One Channel Center Owner LP, Mezzanine Term Loan, 6.40%, 7/15/19		23,359	23,359,000
Charter Communications Operating LLC, Term Loan G, 4.25%, 9/12/21		36,864	37,094,400
Fieldwood Energy LLC, 2nd Lien Term Loan, 8.38%, 9/30/20		41,969	40,316,361
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		138,527	137,072,238
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		22,581	22,524,966
Seadrill Partners Finco LLC, Term Loan B, 4.00%, 2/21/21		55,818	52,670,382
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/20		63,111	60,034,676
Term Loan B, 4.25%, 12/16/20		3,274	3,114,511
Term Loan M, 4.25%, 12/16/20		8,779	8,351,268
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		60,917	60,257,134
			444,794,936
Total Floating Rate Loan Interests — 1.2%			679,707,617

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Foreign Agency Obligations		Par (000)	Value
Argentina Bonar Bonds:
7.00%, 4/17/17	USD	121,808	$107,773,262
8.75%, 5/07/24		68,495	61,488,828
Australia Government Bond:
5.25%, 3/15/19	AUD	432,433	419,671,941
2.75%, 10/21/19		748,601	656,390,514
Brazil Notas do Tesouro Nacional:
10.00%, 1/01/17	BRL	566,590	221,306,025
10.00%, 1/01/21		804,009	295,336,889
10.00%, 1/01/25		346,548	123,454,108
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 5/15/23		350,256	365,297,968
Brazilian Government International Bond, 4.88%, 1/22/21	USD	62,610	67,462,275
Indonesia Treasury Bond, 7.88%, 4/15/19	IDR	1,186,813,000	98,303,667
Mexican Bonos:
8.00%, 12/07/23	MXN	36,346	309,721,262
10.00%, 12/05/24		71,431	693,417,044
New Zealand Government Bond, 5.00%, 3/15/19	NZD	169,440	138,484,247
Poland Government Bond:
5.25%, 10/25/20	PLN	628,984	219,350,073
5.75%, 10/25/21		660,978	240,257,548
4.00%, 10/25/23		129,797	43,257,962
Provincia de Buenos Aires, 10.88%, 1/26/21	USD	14,766	13,326,315
United Kingdom Gilt, 2.25%, 9/07/23	GBP	450,084	726,789,476
Total Foreign Agency Obligations — 8.4%			4,801,089,404

U.S. Treasury Obligations
U.S. Treasury Notes:
0.25%, 1/15/15	USD	185,536	185,608,545
0.25%, 3/31/15 (l)		301,447	301,612,092
1.25%, 10/31/18 (m)		302,957	301,560,970
1.63%, 7/31/19		391,121	392,068,295
1.63%, 8/31/19		326,979	327,464,437
2.25%, 4/30/21		429,217	435,990,575
2.00%, 5/31/21 (l)		559,803	559,584,217
2.38%, 8/15/24 (l)		511,770	513,768,672
Total U.S. Treasury Obligations — 5.3%			3,017,657,803
Total Fixed Income Securities — 21.8%			12,510,574,681

Investment Companies		Shares
United States — 0.7%
ETFS Gold Trust (a)(c)		1,201,717	138,005,300
ETFS Palladium Trust (a)(c)		419,461	32,336,249
ETFS Platinum Trust (a)(c)		354,124	42,540,916
iShares Gold Trust (a)(n)		11,663,809	132,384,232
SPDR Gold Shares (a)		586,968	66,127,815
Total Investment Companies — 0.7%			411,394,512
Preferred Securities		Par (000)	Value
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(f)(k)	USD	6,863	$7,000,260
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)		29,344	31,324,720
United States — 0.3%
General Electric Capital Corp., Series B, 6.25% (f)(k)		44,000	48,126,760
The Goldman Sachs Group, Inc., Series L, 5.70% (f)(k)		50,458	51,593,305
JPMorgan Chase & Co., Series Q, 5.15% (f)(k)		56,433	53,470,267
Morgan Stanley, Series H, 5.45% (f)(k)		37,352	37,527,106
USB Capital IX, 3.50% (f)(k)		42,475	34,519,433
			225,236,871
Total Capital Trusts — 0.4%			263,561,851

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		1,233,925	33,069,190
Royal Bank of Scotland Group PLC:
Series M, 6.40%		1,010,975	24,849,765
Series Q, 6.75%		788,333	19,818,692
Series T, 7.25%		1,146,660	29,067,831
			106,805,478
United States — 1.3%
American Tower Corp., Series A, 5.25% (h)		233,294	25,380,054
Cliffs Natural Resources, Inc., 7.00% (h)		859,231	9,021,926
Crown Castle International Corp., Series A, 4.50% (h)		671,072	68,187,626
DropBox, Inc., Series C (Acquired 1/28/14, cost $150,070,985), 0.00% (a)(o)		7,856,626	132,934,112
Fannie Mae, Series S, 0.00% (b)(f)		3,473,846	14,763,845
Forestar Group, Inc., 6.00% (h)		1,175,795	27,313,718
Health Care REIT, Inc., Series I, 6.50% (h)		977,435	60,620,519
Invitae Corp., Series F, (Acquired 10/08/14, cost $28,390,380), 0.00% (a)(o)		14,195,190	28,390,380
Lookout, Inc., Series F, (Acquired 9/19/14, cost $53,322,391), 0.00% (a)(o)		4,667,944	53,322,391
NextEra Energy, Inc., 5.60% (h)		754,206	48,872,549
Palantir Technologies, Inc., Series I, (Acquired 3/27/14, cost $58,747,474), 0.00% (a)(o)		9,583,601	58,747,474
Stanley Black & Decker, Inc., 6.25% (b)(h)		161,207	18,704,848

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Preferred Stocks		Shares	Value
United States (concluded)
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $90,664,966), 0.00% (a)(o)		1,461,108	$91,014,901
United Technologies Corp., 7.50% (h)		380,933	22,235,059
US Bancorp, 6.00% (f)		579,854	15,690,849
US Bancorp, Series F, 6.50% (f)		1,115,051	32,682,145
Wells Fargo & Co., Series L, 7.50% (h)		20,536	24,725,344
			732,607,740
Total Preferred Stocks — 1.5%			839,413,218

Trust Preferreds
United States — 0.4%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		2,017,771	52,719,942
Dominion Resources, Inc., 6.38%, 7/01/17		28,300,000	28,498,100
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		2,486,820	65,406,302
RBS Capital Funding Trust V, 5.90%, 12/31/49 (j)(k)		1,711,640	40,908,196
RBS Capital Funding Trust VII, 6.08%,12/31/49 (j)(k)		2,133,711	51,344,199
Total Trust Preferreds — 0.4%			238,876,739
Total Preferred Securities — 2.9%			1,697,240,507

Warrants (p)
Australia — 0.0%
TFS Corp. Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		21,267,513	11,136,031
Total Long-Term Investments (Cost — $40,115,893,321) — 82.7%			47,559,431,594

Short-Term Securities (q)		Par (000)
Foreign Agency Obligations
Japan Treasury Discount Bill:
(0.01%), 11/25/14	JPY	11,430,000	101,759,275
(0.01%), 12/15/14		5,400,000	48,075,353
(0.00%), 1/08/15		11,250,000	100,160,005
0.00%, 3/10/15		5,400,000	48,080,023
Mexico Cetes:
3.54%, 11/13/14	MXN	93,440	69,308,614
2.99%, 12/11/14		82,250	60,880,836
3.05%, 12/11/14		198,727	147,086,984
2.99%, 1/22/15		172,453	127,210,545
0.00%, 2/05/15		57,212	42,153,902
0.00%, 2/19/15		81,109	59,690,887
0.00%, 3/05/15		134,309	98,723,762
0.00%, 3/19/15		170,507	125,179,821
0.00%, 4/01/15		111,383	81,679,565
Total Foreign Agency Obligations — 1.9%			1,109,989,572

Money Market		Shares/ Beneficial Interest	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (n)(s)		21,549,953	$21,549,953
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (n)(r)(s)	USD	436,475	436,475,361
Total Money Market Funds — 0.8%			458,025,314

U.S. Treasury Obligations (q)	Par (000)
U.S. Treasury Bills:
0.02% — 0.03%, 11/06/14	258,800	258,798,939
0.02% — 0.04%, 11/13/14	701,000	700,993,994
0.03% — 0.03%, 11/20/14	750,500	750,487,131
0.03%, 11/28/14	245,000	244,994,947
0.03% — 0.03%, 12/04/14	435,440	435,427,982
0.04%, 12/11/14	13,000	12,999,487
0.05%, 1/02/15	258,000	257,993,550
0.01% — 0.05%, 1/15/15	132,566	132,562,023
0.02%, 1/22/15	52,000	51,999,428
0.02% — 0.03%, 1/29/15	497,000	496,988,072
0.02% — 0.03%, 2/05/15	191,000	190,990,068
0.01% — 0.05%, 2/12/15	1,099,500	1,099,438,428
0.01% — 0.05%, 2/19/15	381,785	381,762,093
0.01% — 0.05%, 2/26/15	236,500	236,481,080
0.01% — 0.04%, 3/05/15	676,000	675,908,064
0.01% — 0.05%, 3/19/15	751,000	750,872,330
0.01% — 0.05%, 3/12/15	800,500	800,385,529
0.03%, 4/09/15	293,000	292,942,572
Total U.S. Treasury Obligations — 13.5%		7,772,025,717
Total Short-Term Securities (Cost — $9,370,191,815) — 16.2%		9,340,040,603
Options Purchased (Cost — $753,632,268) — 1.2%		700,615,952
Total Investments Before Investments Sold Short and Options Written (Cost — $50,239,717,404) — 100.1%		57,600,088,149

Investments Sold Short	Shares
United States (0.0%)
Campbell Soup Co.	(270)	(11,916,536)
Total Investments Sold Short (Proceeds — $11,685,781) — (0.0)%		(11,916,536)

Options Written (Premiums Received — $268,615,654) — (0.6)%		(323,546,559)
Total Investments, Net of Investments Sold Short and Options Written (Cost — $49,959,415,969) — 99.5%		57,264,625,054
Other Assets Less Liabilities — 0.3%		185,346,739
Net Assets — 100.0%		$57,449,971,793

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)
Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2013	Shares Purchased	Shares Sold	Shares Held at October 31, 2014	Value at October 31, 2014	Income	Realized Gain (Loss)
ETFS Gold Trust	1,341,690	—	(139,973)	1,201,717	$138,005,300	—	$(300,971)
ETFS Palladium Trust	457,957	—	(38,496)	419,461	$32,336,249	—	$1,290,771
ETFS Platinum Trust	370,796	—	(16,672)	354,124	$42,540,916	—	$(372,893)
Platinum Group Metals Ltd.	—	27,873,417	—	27,873,417	$22,505,487	—	—
RHJ International	4,040,441	—	(1,190,205)	2,850,236	$15,544,358	—	$(23,764,965)
RHJ International — ADR	890,354	—	—	890,354	$4,854,765	—	—
The St. Joe Co.	9,138,361	—	—	9,138,361	$174,999,613	—	—
Veeva Systems, Inc., Class A	697,228	3,621,053	(838,002)	3,480,279	$103,642,709	—	$(5,791,040)

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate shown is as of report date.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Convertible security.
(i)	Zero-coupon bond.
(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	All or a portion of security has been pledged as collateral in connection with outstanding swaps.
(m)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.
(n)
Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2013	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at October 31, 2014	Value at October 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	—	21,549,953	[1]	—	21,549,953	$21,549,953	$3,599	—
BlackRock Liquidity Series, LLC, Money Market Series	219,813,503	216,661,858	[1]	—	436,475,361	$436,475,361	$9,322,519	—
iShares Gold Trust	11,836,612	—		(172,803)	11,663,809	$132,384,232	—	$(311,979)
[1]	Represents net shares/beneficial interest purchased.

(o)	Restricted security as to resale. As of report date, the Fund held 1.4% of its net assets, with a current value of $831,861,401 and an original cost of $546,890,273 in these securities.
(p)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(q)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(r)
Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(s)	Represents the current yield as of report date.
(t)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
921	Dax Index	Eurex Mercantile	December 2014	USD	268,599,849	$4,700,482
996	Topix Index	Osaka Exchange	December 2014	USD	118,553,483	10,397,476
(1,413)	Euro Stoxx 50 Index	Eurex Mercantile	December 2014	USD	54,909,441	2,487,573
(411)	FTSE 100 Index	Euronext LIFFE	December 2014	USD	42,772,161	1,692,836
(10,020)	MSCI Emerging Markets Mini Index	NYSE LIFFE	December 2014	USD	507,813,600	26,132,075
(485)	Nikkei 225 Index	Chicago Mercantile	December 2014	USD	36,755,508	(3,574,250)
(6,247)	Russell 2000 E-Mini Index	Intercontinental Exchange	December 2014	USD	731,523,700	(41,746,313)
(5,911)	S&P 500 E-Mini Index	Chicago Mercantile	December 2014	USD	594,469,270	(5,835,519)
(35)	S&P/TSX 60 Index	Montreal Exchange	December 2014	USD	5,265,605	289,646

Total						$(5,455,994)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	17

Consolidated Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of October 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	143,451,900	USD	56,986,414	Credit Suisse International	11/06/14	$870,392
BRL	71,972,788	USD	28,614,714	JPMorgan Chase Bank N.A.	11/06/14	413,243
USD	29,668,000	BRL	71,725,950	Credit Suisse International	11/06/14	739,597
USD	29,668,000	BRL	71,725,950	Credit Suisse International	11/06/14	739,597
USD	29,668,000	BRL	71,714,676	Deutsche Bank AG	11/06/14	744,144
USD	29,668,000	BRL	71,972,788	JPMorgan Chase Bank N.A.	11/06/14	640,043
BRL	71,976,318	USD	28,572,916	BNP Paribas S.A.	11/07/14	447,511
USD	29,668,000	BRL	71,976,318	BNP Paribas S.A.	11/07/14	647,573
USD	130,987,663	EUR	102,467,800	JPMorgan Chase Bank N.A.	11/07/14	2,577,670
USD	112,713,192	JPY	12,268,831,000	UBS AG	11/07/14	3,485,369
MXN	802,993,386	USD	60,548,210	BNP Paribas S.A.	11/13/14	(951,335)
MXN	1,175,167,623	USD	88,779,000	BNP Paribas S.A.	11/13/14	(1,559,954)
USD	148,533,000	MXN	1,978,161,009	BNP Paribas S.A.	11/13/14	1,717,079
USD	71,467,054	MXN	934,396,000	Deutsche Bank AG	11/13/14	2,117,690
USD	109,428,193	JPY	11,616,021,527	Deutsche Bank AG	11/13/14	6,007,589
USD	51,652,330	EUR	40,014,200	JPMorgan Chase Bank N.A.	11/13/14	1,505,650
USD	114,795,970	JPY	12,182,377,970	Morgan Stanley Capital Services LLC	11/13/14	6,332,941
USD	148,533,000	AUD	165,009,165	Deutsche Bank AG	11/14/14	3,425,777
USD	56,704,308	JPY	6,044,679,240	Deutsche Bank AG	11/14/14	2,886,478
USD	59,235,908	JPY	6,446,940,000	Deutsche Bank AG	11/14/14	1,836,614
USD	110,886,590	JPY	11,821,563,875	JPMorgan Chase Bank N.A.	11/14/14	5,635,196
USD	127,630,776	EUR	98,751,800	Morgan Stanley Capital Services LLC	11/14/14	3,872,049
USD	13,225,052	EUR	10,327,900	Brown Brothers Harriman & Co.	11/17/14	281,569
BRL	138,577,851	USD	54,739,236	UBS AG	11/20/14	911,390
GBP	52,791,000	USD	85,909,962	Morgan Stanley Capital Services LLC	11/20/14	(1,471,153)
JPY	9,512,728,155	USD	86,726,913	UBS AG	11/20/14	(2,028,051)
USD	57,802,531	JPY	6,187,298,540	Credit Suisse International	11/20/14	2,712,432
USD	59,371,000	BRL	138,577,851	UBS AG	11/20/14	3,720,373
USD	89,083,000	JPY	9,512,728,155	UBS AG	11/20/14	4,384,139
BRL	173,480,773	USD	69,915,275	Credit Suisse International	11/21/14	(269,595)
JPY	11,954,730,522	USD	110,804,806	BNP Paribas S.A.	11/21/14	(4,362,191)
MXN	781,858,897	USD	59,186,000	UBS AG	11/21/14	(1,186,391)
USD	111,677,190	JPY	11,954,730,522	BNP Paribas S.A.	11/21/14	5,234,575
USD	58,529,000	BRL	145,466,221	Credit Suisse International	11/21/14	130,056
USD	11,278,000	BRL	28,014,552	Credit Suisse International	11/21/14	31,264
USD	148,428,000	AUD	164,034,215	Deutsche Bank AG	11/21/14	4,248,194
USD	169,433,007	JPY	18,129,331,771	JPMorgan Chase Bank N.A.	11/21/14	8,012,933
USD	148,428,000	MXN	1,971,245,551	UBS AG	11/21/14	2,197,687
USD	106,626,118	JPY	11,430,000,000	BNP Paribas S.A.	11/25/14	4,852,545
GBP	35,233,838	EUR	44,355,000	Morgan Stanley Capital Services LLC	12/04/14	755,730
JPY	15,352,287,678	USD	137,390,978	BNP Paribas S.A.	12/04/14	(683,824)
USD	142,811,978	JPY	15,352,287,678	BNP Paribas S.A.	12/04/14	6,104,824
USD	165,723,769	JPY	17,816,631,000	Morgan Stanley Capital Services LLC	12/04/14	7,072,435
EUR	4,893,000	USD	6,195,032	Morgan Stanley Capital Services LLC	12/05/14	(62,154)
EUR	5,590,000	USD	7,077,342	UBS AG	12/05/14	(70,846)
USD	59,204,450	JPY	6,434,162,000	Credit Suisse International	12/05/14	1,909,889
USD	221,115,971	JPY	23,932,973,602	JPMorgan Chase Bank N.A.	12/05/14	7,998,985
USD	137,108,761	EUR	108,118,000	Morgan Stanley Capital Services LLC	12/05/14	1,593,851
USD	134,562,800	EUR	106,102,000	UBS AG	12/05/14	1,574,742
JPY	14,534,742,932	USD	129,843,470	HSBC Bank USA N.A.	12/11/14	(400,881)
USD	151,058,599	MXN	1,987,266,500	BNP Paribas S.A.	12/11/14	3,816,095
USD	101,923,718	JPY	11,086,344,735	Credit Suisse International	12/11/14	3,191,654
USD	182,312,362	EUR	141,788,500	Deutsche Bank AG	12/11/14	4,587,996
USD	133,579,110	JPY	14,534,742,932	HSBC Bank USA N.A.	12/11/14	4,136,521
USD	62,557,043	MXN	822,500,000	Morgan Stanley Capital Services LLC	12/11/14	1,615,564
USD	132,670,475	EUR	103,157,200	Morgan Stanley Capital Services LLC	12/11/14	3,368,395
USD	142,329,000	JPY	15,969,313,800	UBS AG	12/11/14	110,501
USD	158,834,711	BRL	384,872,388	BNP Paribas S.A.	12/12/14	5,248,986
USD	58,689,832	BRL	143,525,984	Deutsche Bank AG	12/12/14	1,414,894
USD	56,846,000	BRL	138,095,988	Deutsche Bank AG	12/12/14	1,737,935
USD	50,560,141	JPY	5,400,000,000	Morgan Stanley Capital Services LLC	12/15/14	2,465,589
EUR	4,286,000	USD	5,427,358	Credit Suisse International	12/18/14	(54,840)
EUR	5,546,000	USD	7,022,279	UBS AG	12/18/14	(70,346)
GBP	84,950,475	EUR	108,118,000	Deutsche Bank AG	12/18/14	321,365
USD	104,884,300	JPY	11,342,502,900	Credit Suisse International	12/18/14	3,857,815
USD	130,960,438	EUR	103,643,200	Credit Suisse International	12/18/14	1,043,289
USD	78,667,754	EUR	62,253,400	Credit Suisse International	12/18/14	632,878
USD	79,234,107	EUR	62,726,400	Deutsche Bank AG	12/18/14	606,323

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of October 31, 2014 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	131,163,459	EUR	103,886,500	Deutsche Bank AG	12/18/14	$941,332
USD	116,398,228	JPY	12,756,547,409	HSBC Bank USA N.A.	12/18/14	2,776,997
USD	132,940,360	EUR	105,176,000	UBS AG	12/18/14	1,101,840
USD	133,703,026	EUR	105,997,000	Credit Suisse International	12/19/14	834,518
USD	107,312,039	BRL	269,213,712	Deutsche Bank AG	12/19/14	70,200
USD	130,411,440	EUR	103,349,400	JPMorgan Chase Bank N.A.	12/19/14	861,731
USD	139,675,425	JPY	15,260,448,101	Morgan Stanley Capital Services LLC	12/19/14	3,749,686
USD	131,507,685	EUR	103,256,200	BNP Paribas S.A.	1/08/15	2,057,545
USD	103,021,978	JPY	11,250,000,000	Credit Suisse International	1/08/15	2,783,157
USD	125,765,475	EUR	98,796,500	Deutsche Bank AG	1/08/15	1,906,367
USD	86,091,019	JPY	9,230,679,068	BNP Paribas S.A.	1/09/15	3,843,843
USD	145,064,675	EUR	114,557,000	BNP Paribas S.A.	1/09/15	1,445,851
USD	224,379,202	EUR	177,150,100	Deutsche Bank AG	1/09/15	2,288,112
GBP	35,200,000	USD	56,743,808	HSBC Bank USA N.A.	1/15/15	(466,734)
USD	146,339,784	EUR	114,770,000	BNP Paribas S.A.	1/15/15	2,447,268
USD	146,057,993	EUR	114,549,000	UBS AG	1/15/15	2,442,556
USD	193,841,122	JPY	20,934,841,200	Credit Suisse International	1/16/15	7,295,781
USD	146,878,003	AUD	166,022,000	Morgan Stanley Capital Services LLC	1/16/15	1,527,055
USD	139,087,520	BRL	358,845,802	Morgan Stanley Capital Services LLC	1/16/15	(2,769,792)
USD	129,815,529	MXN	1,724,534,400	BNP Paribas S.A.	1/22/15	2,345,938
CNY	394,669,000	USD	63,288,807	Deutsche Bank AG	1/30/15	740,125
CNY	522,404,104	USD	84,367,588	Deutsche Bank AG	1/30/15	384,386
CNY	368,174,619	USD	58,874,969	JPMorgan Chase Bank N.A.	1/30/15	855,660
USD	30,087,000	CNY	184,087,310	Deutsche Bank AG	1/30/15	221,686
USD	30,087,000	CNY	184,102,353	Deutsche Bank AG	1/30/15	219,245
USD	30,087,000	CNY	184,222,701	Deutsche Bank AG	1/30/15	199,720
USD	59,391,000	CNY	364,660,740	Deutsche Bank AG	1/30/15	230,444
USD	30,087,000	CNY	184,012,092	JPMorgan Chase Bank N.A.	1/30/15	233,888
USD	30,087,000	CNY	184,162,527	JPMorgan Chase Bank N.A.	1/30/15	209,483
USD	42,776,739	MXN	572,117,500	Credit Suisse International	2/05/15	523,323
USD	60,680,646	MXN	811,087,860	Deutsche Bank AG	2/19/15	830,670
USD	100,594,285	MXN	1,343,084,600	HSBC Bank USA N.A.	3/05/15	1,575,117
USD	50,631,012	JPY	5,400,000,000	HSBC Bank USA N.A.	3/10/15	2,486,583
USD	84,804,704	MXN	1,140,640,230	HSBC Bank USA N.A.	3/19/15	784,304
USD	41,246,093	MXN	564,432,160	JPMorgan Chase Bank N.A.	3/19/15	(330,396)
USD	81,321,581	MXN	1,113,829,170	Credit Suisse International	4/01/15	(657,346)
INR	3,496,949,196	USD	54,905,781	Credit Suisse International	6/26/15	(26,646)
INR	3,849,390,265	USD	60,314,000	Credit Suisse International	6/26/15	96,145
INR	3,832,449,580	USD	59,161,000	Credit Suisse International	8/05/15	590,319
USD	59,365,000	CLP	35,686,082,450	Morgan Stanley Capital Services LLC	8/24/15	(1,038,828)
USD	59,466,000	CLP	35,761,960,410	UBS AG	8/26/15	(1,057,844)
USD	59,371,000	CLP	36,085,693,800	JPMorgan Chase Bank N.A.	9/15/15	(1,615,917)
Total						$178,291,426

•	Exchange-traded options purchased as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts		Market Value
SPDR Gold Shares	Call	USD	130.00	12/20/14	USD	27,060	$392,370
MetLife, Inc.	Call	USD	50.00	1/17/15	USD	6,337	2,930,862
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	USD	3,565	2,566,800
SPDR Gold Shares	Call	USD	135.00	6/19/15	USD	11,874	1,080,534
Total							$6,970,566

•	OTC options purchased as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Hewlett-Packard Co.	Morgan Stanley & Co. International PLC	Call	USD	38.50	11/21/14	270,782	USD	—	$14,690
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	130.56	12/31/14	927,289	USD	—	163,333
EUR Currency	Deutsche Bank AG	Call	USD	1.25	1/12/15	—	USD	279,976	3,242,959
EUR Currency	JPMorgan Chase Bank N.A.	Call	USD	1.25	1/12/15	—	USD	279,976	3,242,959
ACE Ltd.	Goldman Sachs International	Call	USD	95.00	1/16/15	1,813,721	USD	—	26,156,342
Apache Corp.	Citibank N.A.	Call	USD	110.00	1/16/15	855,400	USD	—	34,216
Coca Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	5,732,555	USD	—	1,547,790

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	19

Consolidated Schedule of Investments (continued)

OTC options purchased as of October 31, 2014 were as follows (continued):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Call	USD	72.50	1/16/15	148,500	USD	—	$193,050
Electronic Arts, Inc.	Citibank N.A.	Call	USD	37.00	1/16/15	2,226,800	USD	—	10,855,650
Google, Inc.	Deutsche Bank AG	Call	USD	600.00	1/16/15	114,179	USD	—	685,074
Merck & Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	5,762,886	USD	—	21,034,534
MetLife, Inc.	Goldman Sachs International	Call	USD	50.00	1/16/15	4,669,594	USD	—	21,596,872
Mylan, Inc.	Bank of America N.A.	Call	USD	47.00	1/16/15	1,429,400	USD	—	10,291,680
Mylan, Inc.	Deutsche Bank AG	Call	USD	47.00	1/16/15	1,429,400	USD	—	10,291,680
Mylan, Inc.	Goldman Sachs International	Call	USD	55.00	1/16/15	1,429,400	USD	—	3,073,210
Oceaneering International, Inc.	Deutsche Bank AG	Call	USD	70.00	1/16/15	841,501	USD	—	2,776,953
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	6,064,606	USD	—	1,940,674
Pfizer, Inc.	Citibank N.A.	Call	USD	32.50	1/16/15	5,856,943	USD	—	379,471
Prudential Financial, Inc.	Citibank N.A.	Call	USD	87.50	1/16/15	3,577,545	USD	—	14,131,303
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	1,516,152	USD	—	2,620
Visa, Inc.	Deutsche Bank AG	Call	USD	220.00	1/16/15	693,000	USD	—	15,453,900
Anadarko Petroleum Corp.	Citibank N.A.	Call	USD	95.00	2/20/15	1,567,622	USD	—	8,857,064
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	95.00	2/20/15	2,351,430	USD	—	13,285,579
Anadarko Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	95.00	2/20/15	503,877	USD	—	2,846,905
Coach, Inc.	Bank of America N.A.	Call	USD	60.00	2/20/15	1,199,270	USD	—	60
Johnson & Johnson	Deutsche Bank AG	Call	USD	105.00	2/20/15	4,802,250	USD	—	20,414,077
Nikkei 225 Index	Citibank N.A.	Call	JPY	16,500.00	3/13/15	1,136,852	JPY	—	6,882,345
Nikkei 225 Index	Citibank N.A.	Call	JPY	16,500.00	3/13/15	1,137,159	JPY	—	6,884,203
Topix Index	Morgan Stanley & Co. International PLC	Call	JPY	1,350.00	3/13/15	16,317,002	JPY	—	7,335,932
EQT Corp.	Citibank N.A.	Call	USD	100.00	3/20/15	701,541	USD	—	3,016,626
EQT Corp.	Deutsche Bank AG	Call	USD	100.00	3/20/15	883,942	USD	—	3,800,951
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	133.44	3/20/15	819,991	USD		560,685
Devon Energy Corp.	Barclays Bank PLC	Call	USD	75.00	4/17/15	1,126,072	USD	—	703,795
Devon Energy Corp.	Citibank N.A.	Call	USD	75.00	4/17/15	1,126,074	USD	—	703,796
Marathon Petroleum Corp.	Citibank N.A.	Call	USD	90.00	4/17/15	1,408,346	USD	—	9,788,005
Marathon Petroleum Corp.	Deutsche Bank AG	Call	USD	90.00	4/17/15	1,408,348	USD	—	9,788,019
Marathon Petroleum Corp.	Goldman Sachs International	Call	USD	100.00	4/17/15	1,408,000	USD	—	4,048,000
Marathon Petroleum Corp.	Morgan Stanley & Co. International PLC	Call	USD	90.00	4/17/15	563,339	USD	—	3,915,206
Phillips 66	Citibank N.A.	Call	USD	85.00	5/15/15	1,402,503	USD	—	4,137,384
Phillips 66	Deutsche Bank AG	Call	USD	85.00	5/15/15	561,000	USD	—	1,654,950
Phillips 66	UBS AG	Call	USD	85.00	5/15/15	561,001	USD	—	1,654,953
Tesoro Corp.	Goldman Sachs International	Call	USD	65.00	5/15/15	1,122,600	USD	—	11,590,845
Topix Index	Goldman Sachs International	Call	JPY	1,288.50	6/12/15	20,251,585	JPY	—	17,839,528
Topix Index	Morgan Stanley & Co. International PLC	Call	JPY	1,346.15	6/12/15	10,694,150	JPY	—	6,636,319
AbbVie, Inc.	Barclays Bank PLC	Call	USD	55.00	6/19/15	2,816,400	USD	—	27,389,405
Aetna, Inc.	Barclays Bank PLC	Call	USD	80.00	6/19/15	2,238,000	USD	—	16,000,243
Humana, Inc.	Goldman Sachs International	Call	USD	125.00	6/19/15	1,422,629	USD	—	27,999,402
Topix Index	Bank of America N.A.	Call	JPY	1,344.04	9/11/15	11,331,734	JPY	—	8,634,509
Topix Index	BNP Paribas S.A.	Call	JPY	1,357.29	9/11/15	9,081,299	JPY	—	6,458,905
JPY Currency	JPMorgan Chase Bank N.A.	Call	USD	106.50	9/14/15	—	USD	281,864	17,115,357
JPY Currency	Morgan Stanley Capital Services LLC	Call	USD	106.72	9/15/15	—	USD	281,841	16,722,205
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	120.00	9/18/15	1,248,368	USD	—	5,180,727
Topix Index	Bank of America N.A.	Call	JPY	1,314.84	12/11/15	19,065,468	JPY	—	18,107,907
Topix Index	Citibank N.A.	Call	JPY	1,325.00	12/11/15	19,962,194	JPY	—	18,120,791
Euro STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,325.00	12/18/15	42,704	EUR	—	5,501,207
Bank of America Corp.	Goldman Sachs International	Call	USD	20.00	1/15/16	4,492,800	USD	—	3,751,488
Citigroup, Inc.	Goldman Sachs International	Call	USD	70.00	1/15/16	3,089,000	USD	—	2,903,660
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	75.00	1/15/16	2,808,100	USD	—	2,176,277
The Goldman Sachs Group	Deutsche Bank AG	Call	USD	220.00	1/15/16	421,200	USD	—	2,190,240
Wells Fargo Co.	Goldman Sachs International	Call	USD	60.00	1/15/16	1,404,000	USD	—	1,684,800
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	383,067	EUR	—	7,653,189
Euro STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	101,572	EUR	—	19,773,700
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/16	320,701	EUR	—	6,974,133
Euro STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	39,533	EUR	—	6,496,972
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	361,239	EUR	—	7,357,318
Euro STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	36,703	EUR	—	5,676,520
Euro STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	39,432	EUR	—	5,838,686
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	372.06	9/15/17	234,650	EUR	—	4,255,522
Euro STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	40,448	EUR	—	7,718,634
Euro STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	33,589	EUR	—	7,019,789
Euro STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	16,276	EUR	—	3,131,744
Euro STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	15,600	EUR	—	3,871,418
Russell 2000 Index	Bank of America N.A.	Put	USD	1,100.00	11/21/14	247,408	USD	—	816,446
Russell 2000 Index	BNP Paribas S.A.	Put	USD	1,035.00	11/21/14	266,166	USD	—	226,241
Russell 2000 Index	JPMorgan Chase Bank N.A.	Put	USD	1,115.00	11/21/14	253,589	USD	—	1,132,531

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

OTC options purchased as of October 31, 2014 were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,925.00	11/21/14	123,553	USD	—	$605,410
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	1,042.00	12/19/14	133,840	USD	—	6,114,110
Russell 2000 Index	Credit Suisse International	Put	USD	1,040.00	12/19/14	251,082	USD	—	1,142,423
S&P 500 Index	Goldman Sachs International	Put	USD	1,920.00	12/19/14	146,642	USD	—	2,250,955
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,915.00	12/19/14	200,546	USD	—	2,937,999
S&P 500 Index	UBS AG	Put	USD	1,925.00	12/19/14	101,925	USD	—	1,646,089
Transocean Ltd.	Bank of America N.A.	Put	USD	38.00	1/16/15	1,744,705	USD	—	16,356,609
Transocean Ltd.	Deutsche Bank AG	Put	USD	36.00	1/16/15	970,925	USD	—	7,257,664
Transocean Ltd.	Goldman Sachs International	Put	USD	37.00	1/16/15	2,593,000	USD	—	22,170,150
Ibovespa Brasil Sao Paulo Stock Exchange Index	JPMorgan Chase Bank N.A.	Put	USD	55,853.04	2/18/15	2,509	USD	—	6,614,308
Ibovespa Brasil Sao Paulo Stock Exchange Index	Morgan Stanley & Co. International PLC	Put	USD	55,443.54	2/18/15	2,144	USD	—	5,251,641
Transocean Ltd.	Citibank N.A.	Put	USD	26.00	5/15/15	4,466,803	USD	—	10,094,975
Total									$643,776,486

•	OTC interest rate swaptions purchased as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.78%	Receive	3-month USD LIBOR	1/09/15	USD	2,899,950	$11,267,930
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.72%	Receive	3-month USD LIBOR	1/15/15	USD	5,683,490	17,102,360
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.93%	Receive	3-month USD LIBOR	1/15/15	USD	858,570	6,694,017
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Receive	3-month USD LIBOR	1/15/15	USD	1,136,349	1,634,365
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.15%	Receive	3-month USD LIBOR	1/15/15	USD	568,180	817,191
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.15%	Receive	3-month USD LIBOR	1/15/15	USD	568,160	817,162
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.25%	Receive	3-month USD LIBOR	1/15/15	USD	568,170	1,521,179
10-Year Interest Rate Swap	Bank of America N.A.	Call	2.25%	Receive	3-month USD LIBOR	2/17/15	USD	567,592	2,265,587
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.25%	Receive	3-month USD LIBOR	2/17/15	USD	1,050,045	4,191,339
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	12,066,812	510,484
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	24,235,132	1,025,263
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	14,080,590	1,140,946
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	3-month JPY LIBOR	4/04/18	JPY	12,739,074	881,077
Total									$49,868,900

•	Exchange-Traded options written as of October 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Tenet Healthcare Corp.	Call	USD	49.00	11/22/14	5,831	$(4,402,404)
Lululemon Athletica, Inc.	Call	USD	42.50	12/20/14	3,137	(715,236)
The Procter & Gamble Co.	Call	USD	85.00	1/17/15	6,944	(2,343,600)
Coca Cola Co.	Call	USD	44.00	2/20/15	6,502	(367,363)
Coca Cola Co.	Call	USD	45.00	5/15/15	6,726	(430,464)
Ocean Rig UDW, Inc.	Put	USD	15.00	3/20/15	6,959	(1,565,775)

Total						$(9,824,842)

•	OTC barrier options written as of October 31, 2014 were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Contracts	Market Value
Russell 2000 Index	JPMorgan Chase Bank N.A.	USD	1,040.00	USD	1,005.00	11/21/14	253,589	$(90,570)
Euro STOXX 50 Index	Deutsche Bank AG	EUR	2,586.07	EUR	2,165.83	9/21/18	15,600	(5,468,847)
Total								$(5,559,417)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	21

Consolidated Schedule of Investments (continued)

•	OTC options written as of October 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Russell 2000 Index	Bank of America N.A.	Call	USD	1,170.00	11/21/14	247,408	USD	—	$(4,960,530)
Russell 2000 Index	BNP Paribas S.A.	Call	USD	1,125.00	11/21/14	266,166	USD	—	(13,947,098)
MSCI Emerging Markets Index	Bank of America N.A.	Call	USD	1,126.63	12/19/14	133,840	USD	—	(92,782)
Russell 2000 Index	Credit Suisse International	Call	USD	1,120.00	12/19/14	251,082	USD	—	(16,357,992)
S&P 500 Index	Goldman Sachs International	Call	USD	2,020.00	12/19/14	146,642	USD	—	(4,817,190)
S&P 500 Index	Morgan Stanley & Co. International PLC	Call	USD	2,000.00	12/19/14	200,546	USD	—	(8,994,488)
S&P 500 Index	UBS AG	Call	USD	1,985.00	12/19/14	101,925	USD	—	(5,585,490)
EUR Currency	Deutsche Bank AG	Call	USD	1.19	1/12/15	—	USD	279,976	(453,841)
EUR Currency	JPMorgan Chase Bank N.A.	Call	USD	1.19	1/12/15	—	USD	279,976	(453,841)
ACE Ltd.	Goldman Sachs International	Call	USD	110.00	1/16/15	1,813,721	USD	—	(4,148,415)
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	80.00	1/16/15	1,680,400	USD	—	(21,719,170)
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Call	USD	82.50	1/16/15	148,500	USD	—	(19,133)
Diamondback Energy, Inc.	Goldman Sachs International	Call	USD	65.00	1/16/15	560,151	USD	—	(4,397,185)
MetLife, Inc.	Goldman Sachs International	Call	USD	60.00	1/16/15	4,669,594	USD	—	(1,540,966)
Mylan, Inc.	Bank of America N.A.	Call	USD	55.00	1/16/15	1,429,400	USD	—	(3,073,210)
Oasis Petroleum, Inc.	Citibank N.A.	Call	USD	32.00	1/16/15	840,227	USD	—	(1,344,363)
Oasis Petroleum, Inc.	Deutsche Bank AG	Call	USD	32.00	1/16/15	840,228	USD	—	(1,344,365)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	97.50	1/16/15	3,577,545	USD	—	(2,182,303)
Ibovespa Brasil Sao Paulo Stock Exchange Index	JPMorgan Chase Bank N.A.	Call	USD	66,572.31	2/18/15	2,509	USD	—	(421,469)
Nikkei 225 Index	Citibank N.A.	Call	JPY	18,000.00	3/13/15	1,136,852	JPY	—	(2,226,641)
Nikkei 225 Index	Citibank N.A.	Call	JPY	18,000.00	3/13/15	1,137,159	JPY	—	(2,227,242)
Cimarex Energy Co.	Citibank N.A.	Call	USD	130.00	3/20/15	281,865	USD	—	(1,169,740)
Marathon Petroleum Corp.	Deutsche Bank AG	Call	USD	100.00	4/17/15	1,408,000	USD	—	(4,048,000)
Topix Index	Goldman Sachs International	Call	JPY	1,490.61	6/12/15	20,251,585	JPY	—	(4,699,042)
AbbVie, Inc.	Barclays Bank PLC	Call	USD	65.00	6/19/15	2,816,400	USD	—	(10,074,038)
Aetna, Inc.	Barclays Bank PLC	Call	USD	90.00	6/19/15	2,238,200	USD	—	(6,255,836)
Humana, Inc.	Goldman Sachs International	Call	USD	155.00	6/19/15	1,422,629	USD	—	(7,779,448)
Topix Index	Bank of America N.A.	Call	JPY	1,635.04	9/11/15	11,331,734	JPY	—	(1,827,663)
Topix Index	BNP Paribas S.A.	Call	JPY	1,660.07	9/11/15	9,081,299	JPY	—	(1,291,739)
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	140.00	9/18/15	1,248,368	USD	—	(1,354,479)
Topix Index	Bank of America N.A.	Call	JPY	1,627.28	12/11/15	19,065,468	JPY	—	(4,406,998)
Topix Index	Citibank N.A.	Call	JPY	1,600.00	12/11/15	19,962,194	JPY	—	(5,186,640)
Hewlett-Packard Co.	Morgan Stanley & Co. International PLC	Put	USD	35.50	11/21/14	270,782	USD	—	(139,001)
Russell 2000 Index	Bank of America N.A.	Put	USD	1,020.00	11/21/14	247,408	USD	—	(222,667)
Russell 2000 Index	BNP Paribas S.A.	Put	USD	950.00	11/21/14	266,166	USD	—	(86,504)
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,825.00	11/21/14	123,553	USD	—	(157,530)
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	967.95	12/19/14	133,840	USD	—	(1,702,224)
Ocean Rig UDW, Inc.	Goldman Sachs International	Put	USD	17.50	12/19/14	1,459,223	USD	—	(5,836,892)
Russell 2000 Index	Credit Suisse International	Put	USD	980.00	12/19/14	251,082	USD	—	(408,008)
S&P 500 Index	Goldman Sachs International	Put	USD	1,820.00	12/19/14	146,642	USD	—	(865,188)
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,815.00	12/19/14	200,546	USD	—	(1,143,112)
S&P 500 Index	UBS AG	Put	USD	1,800.00	12/19/14	101,925	USD	—	(504,529)
EUR Currency	Deutsche Bank AG	Put	USD	1.30	1/12/15	—	USD	279,976	(616,506)
EUR Currency	JPMorgan Chase Bank N.A.	Put	USD	1.30	1/12/15	—	USD	279,976	(616,507)
Delphi Automotive PLC	Morgan Stanley & Co. International PLC	Put	USD	65.00	1/16/15	148,500	USD	—	(207,900)
Diamondback Energy, Inc.	Citibank N.A.	Put	USD	72.50	1/16/15	280,620	USD	—	(2,357,208)
Diamondback Energy, Inc.	Goldman Sachs International	Put	USD	65.00	1/16/15	560,151	USD	—	(2,688,725)
Marathon Petroleum Corp.	Citibank N.A.	Put	USD	90.00	1/16/15	563,827	USD	—	(2,509,030)
Marathon Petroleum Corp.	Goldman Sachs International	Put	USD	90.00	1/16/15	1,132,300	USD	—	(5,038,735)
Pfizer, Inc.	Citibank N.A.	Put	USD	28.00	1/16/15	5,856,943	USD	—	(1,869,126)
Transocean Ltd.	Citibank N.A.	Put	USD	32.00	1/16/15	2,242,988	USD	—	(8,971,952)
Transocean Ltd.	Goldman Sachs International	Put	USD	38.00	1/16/15	1,744,705	USD	—	(16,356,609)
Transocean Ltd.	Goldman Sachs International	Put	USD	32.00	1/16/15	1,122,002	USD	—	(4,488,008)
Ibovespa Brasil Sao Paulo Stock Exchange Index	JPMorgan Chase Bank N.A.	Put	USD	51,903.83	2/18/15	2,509	USD	—	(3,078,045)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Morgan Stanley & Co. International PLC	Put	USD	50,617.48	2/18/15	2,144	USD	—	(1,999,753)
Coach, Inc.	Bank of America N.A.	Put	USD	42.50	2/20/15	1,199,270	USD	—	(10,400,165)
Nikkei 225 Index	Citibank N.A.	Put	JPY	14,250.00	3/13/15	1,136,852	JPY	—	(1,315,742)
Nikkei 225 Index	Citibank N.A.	Put	JPY	14,250.00	3/13/15	1,137,159	JPY	—	(1,316,098)
Topix Index	Morgan Stanley & Co. International PLC	Put	JPY	1,195.00	3/13/15	16,317,002	JPY	—	(2,666,151)
UnitedHealth Group, Inc.	Barclays Bank PLC	Call	USD	87.50	3/20/15	560,151	USD	—	(5,153,389)
CONSOL Energy, Inc.	Barclays Bank PLC	Put	USD	38.00	4/17/15	1,404,500	USD	—	(5,021,087)
CONSOL Energy, Inc.	Goldman Sachs International	Put	USD	38.00	4/17/15	1,404,500	USD	—	(5,021,087)
CONSOL Energy, Inc.	UBS AG	Put	USD	39.00	4/17/15	2,254,915	USD	—	(9,414,270)
EOG Resources Inc.	Barclays Bank PLC	Put	USD	100.00	4/17/15	563,730	USD	—	(6,468,802)
Talisman Energy, Inc.	Citibank N.A.	Put	USD	10.00	4/17/15	2,810,017	USD	—	(10,959,066)
Topix Index	Goldman Sachs International	Put	JPY	1,136.91	6/12/15	20,251,585	JPY	—	(3,723,900)
Topix Index	Morgan Stanley & Co. International PLC	Put	JPY	1,187.78	6/12/15	10,694,150	JPY	—	(2,934,870)

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

OTC options written as of October 31, 2014 were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
General Electric Co.	Deutsche Bank AG	Put	USD	23.00	6/19/15	5,598,534	USD	—	$(3,471,091)
Topix Index	Bank of America N.A.	Put	JPY	1,174.41	9/11/15	11,331,734	JPY	—	(3,891,118)
Topix Index	BNP Paribas S.A.	Put	JPY	1,161.53	9/11/15	9,081,299	JPY	—	(2,860,786)
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Put	USD	108.00	9/18/15	1,248,368	USD	—	(6,366,677)
Topix Index	Bank of America N.A.	Put	JPY	1,171.64	12/11/15	19,065,468	JPY	—	(8,303,506)
Topix Index	Citibank N.A.	Put	JPY	1,170.00	12/11/15	19,962,194	JPY	—	(8,609,399)
Total									$(308,162,300)

•	Centrally cleared credit default swaps — buy protection outstanding as of October 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 22, Version 1	5.00%	Chicago Mercantile	6/20/19	USD	105,901	$(1,164,273)

•	Centrally cleared interest rate swaps outstanding as of October 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.18%[1]	3 Month LIBOR	Chicago Mercantile	2/01/15[2]	2/01/17	USD	2,883,370	$(16,934,483)
2.19%[3]	3 Month LIBOR	Chicago Mercantile	2/01/15[2]	2/01/20	USD	1,153,340	16,608,961
Total							$(325,522)
[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Forward swap
[3]	Fund pays the floating rate and receives the fixed rate.

•	OTC credit default swaps — buy protection outstanding as of October 31, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Appreciation

Transocean Ltd.	1.00%	Barclays Bank PLC	6/20/19	USD	8,625	$827,817	$199,332	$ 628,485
Transocean Ltd.	1.00%	Barclays Bank PLC	6/20/19	USD	13,242	1,270,950	298,057	972,893
Transocean Ltd.	1.00%	Barclays Bank PLC	6/20/19	USD	21,188	2,033,597	516,557	1,517,040
Transocean Ltd.	1.00%	Barclays Bank PLC	6/20/19	USD	28,750	2,758,807	664,444	2,094,363
Transocean Ltd.	1.00%	Citibank N.A.	6/20/19	USD	20,125	1,931,567	414,645	1,516,922
Transocean Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	18,615	1,786,682	413,720	1,372,962
Transocean Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	5,298	508,495	118,138	390,357

Total						$11,117,915	$2,624,893	$8,493,022

•	OTC interest rate swaps outstanding as of October 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation
2.76%	6-month WIBOR	Deutsche Bank AG	9/08/14	9/08/24	PLN	184,251	$2,111,875	—	$2,111,875

•	OTC total return swaps outstanding as of October 31, 2014 were as follows:

Reference Entity	Floating Rate/ Fixed Amount	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)/ Contract Amount		Market Value	Premiums Paid (Received)	Unrealized Appreciation

Siloam International Hospitals	1-month LIBOR +0.75%[1]	Citibank N.A.	3/16/15	13,339		$2,878,746	—	$2,878,746
SGX Nikkei Stock Average Dividend Point Index Future March 2016	JPY 2,703,510,000[2]	BNP Paribas S.A.	4/01/16	1,026	[3]	2,082,600	—	2,082,600
SGX Nikkei Stock Average Dividend Point Index Future March 2016	JPY 2,773,800,000[2]	BNP Paribas S.A.	4/01/16	1,035	[3]	1,686,223	—	1,686,223

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	23

Consolidated Schedule of Investments (continued)

OTC total return swaps outstanding as of October 31, 2014 were as follows (concluded):

Reference Entity	Floating Rate/ Fixed Amount	Counterparty/ Clearinghouse	Expiration Date	Notional Amount (000)/ Contract Amount		Market Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future March 2017	JPY 2,726,515,000[2]	BNP Paribas S.A.	4/03/17	980	[3]	$2,457,850	—	$2,457,850
SGX Nikkei Stock Average Dividend Point Index Future March 2017	JPY 2,778,300,000[2]	BNP Paribas S.A.	4/03/17	979	[3]	2,024,126	—	2,024,126

Total						$11,129,545	—	$11,129,545
[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment at termination.
[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment at termination.
[3]	Contract amount shown.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$184,053,811	—	$184,053,811
Belgium	$15,544,358	27,466,237	—	43,010,595
Brazil	251,471,263	—	—	251,471,263
Canada	854,560,570	—	—	854,560,570
China	186,318,488	203,017,447	—	389,335,935
Denmark	—	17,209,976	—	17,209,976
France	221,834,681	1,637,917,508	—	1,859,752,189
Germany	—	1,101,807,620	—	1,101,807,620
Hong Kong	2,509,532	523,289,940	—	525,799,472
India	13,027,129	230,691,491	—	243,718,620
Indonesia	32,980,307	—	—	32,980,307
Ireland	179,643,397	104,009,837	—	283,653,234
Israel	11,501,919	—	—	11,501,919
Italy	70,092,996	248,943,384	—	319,036,380
Japan	—	5,703,495,444	—	5,703,495,444
Kazakhstan	34,933,594	—	—	34,933,594
Luxembourg	—	26,354,441	—	26,354,441
Malaysia	97,682,054	55,327,597	—	153,009,651
Mexico	230,395,366	—	—	230,395,366
Netherlands	116,571,408	570,824,204	—	687,395,612
Norway	—	150,062,472	—	150,062,472
Peru	106,659,572	—	—	106,659,572
Portugal	—	24,538,508	—	24,538,508

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Common Stocks (concluded):
Russia	$3,999,329	—	—	$3,999,329
Singapore	—	$407,103,328	—	407,103,328
South Africa	—	30,149,955	—	30,149,955
South Korea	—	302,659,684	—	302,659,684
Spain	—	101,152,860	—	101,152,860
Sweden	—	202,840,697	—	202,840,697
Switzerland	24,493,474	1,145,139,022	—	1,169,632,496
Taiwan	22,231,148	65,497,564	—	87,728,712
Thailand	79,288,282	—	—	79,288,282
United Arab Emirates	79,973,904	—	—	79,973,904
United Kingdom	559,444,866	1,282,573,190	$45,990,427	1,888,008,483
United States	15,310,264,836	31,546,746	—	15,341,811,582
Corporate Bonds	—	3,764,045,571	248,074,286	4,012,119,857
Floating Rate Loan Interests	—	633,823,651	45,883,966	679,707,617
Foreign Agency Obligations	—	4,801,089,404	—	4,801,089,404
U.S. Treasury Obligations	—	3,017,657,803	—	3,017,657,803
Investment Companies	411,394,512	—	—	411,394,512
Preferred Securities	637,694,432	695,136,817	364,409,258	1,697,240,507
Warrants	—	11,136,031	—	11,136,031
Short-Term Securities:
Foreign Agency Obligations	—	1,109,989,572	—	1,109,989,572
Money Market Funds	21,549,953	436,475,361	—	458,025,314
Investments:
U.S. Treasury Obligations	—	7,772,025,717	—	7,772,025,717
Options Purchased:
Equity contracts	6,970,566	603,453,006	—	610,423,572
Foreign currency exchange contracts	—	40,323,480	—	40,323,480
Interest rate contracts	—	49,868,900	—	49,868,900
Liabilities:
Investments Sold Short	(11,916,536)			(11,916,536)
Total	$19,571,115,400	$37,312,698,276	$704,357,937	$57,588,171,613

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8,493,022	—	$8,493,022
Equity contracts	$45,700,088	11,129,545	—	56,829,633
Foreign currency exchange contracts	—	199,426,490	—	199,426,490
Interest rate contracts	—	18,720,836	—	18,720,836
Liabilities:
Credit contracts	—	(1,164,273)	—	(1,164,273)
Equity contracts	(60,980,925)	(311,581,021)	—	(372,561,946)
Foreign currency exchange contracts	—	(23,275,759)		(23,275,759)
Interest rate contracts	—	(16,934,483)	—	(16,934,483)
Total	$(15,280,837)	$(115,185,643)	—	$(130,466,480)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	25

Consolidated Schedule of Investments (concluded)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$961,609	—	—	$961,609
Cash pledged for centrally cleared swaps	17,005,000	—	—	17,005,000
Liabilities:
Bank Overdraft	—	$(15,005)	—	(15,005)
Cash received as collateral for OTC derivatives	—	(255,578,669)	—	(255,578,669)
Collateral on securities loaned at value	—	(436,475,361)	—	(436,475,361)
Total	$17,966,609	$(692,069,035)	—	$(674,102,426)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Options Purchased	Preferred Securities	Total
Assets:
Opening Balance, as of October 31, 2013	$171,271,025	$540,147,181	$174,031,216	$4,059,164	$62,284,717	$951,793,303
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	(113,822,233)	(260,658,711)	—	—	(62,284,718)	(436,765,662)
Accrued discounts/premiums	—	—	584,750	—	—	584,750
Net realized gain (loss)	—	(116,014)	12,387,038	(25,415,047)	—	(13,144,023)
Net change in unrealized appreciation/depreciation[1]	(11,458,365)	(46,143,009)	(4,609,636)	24,200,795	(16,786,937)	(54,797,152)
Purchases	—	138,013,289	23,359,000	—	381,196,196	542,568,485
Sales	—	(123,168,450)	(159,868,402)	(2,844,912)	—	(285,881,764)
Closing Balance, as of October 31, 2014	$45,990,427	$248,074,286	$45,883,966	—	$364,409,258	$704,357,937
Net change in unrealized appreciation/ depreciation on investments still held at October 31, 2014[2]	$(11,458,366)	$(65,306,409)	$(192,306)	—	$(16,786,937)	$(93,744,018)
[1]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.
[2]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
Liabilities
Opening Balance, as of October 31, 2013	$(8,138,997)
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain	6,496,716
Net change in unrealized appreciation/depreciation[3,4]	(11,431,457)
Purchases	13,073,738
Issues	—
Sales	—
Settlements	—
Closing Balance, as of October 31, 2014	—
Net change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2014[1]	—
[3]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.
[4]	Any difference between net change in unrealized appreciation/depreciation and net change in unrealized appreciation/depreciation on investments still held at October 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Statement of Assets and Liabilities
October 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $418,261,763) (cost — $49,008,058,226)	$56,475,249,206
Investments at value — affiliated (cost — $1,231,659,178)	1,124,838,943
Cash	961,609
Investments sold receivable	787,023,488
Unrealized appreciation on forward foreign currency exchange contracts	199,426,490
Interest receivable	143,314,016
Dividends receivable	77,518,916
Capital shares sold receivable	70,218,125
Unrealized appreciation on OTC derivatives	21,734,442
Options written receivable	18,268,706
Swap premiums paid	2,624,893
Securities lending income receivable — affiliated	740,281
Swaps receivable	228,405
Cash pledged for centrally cleared swaps	17,005,000
Prepaid expenses	371,392
Total assets	58,939,523,912

Liabilities
Collateral on securities loaned at value	436,475,361
Cash received as collateral for OTC derivatives	255,578,669
Investments purchased payable	232,582,871
Capital shares redeemed payable	112,701,068
Options written at value (premiums received — $268,615,654)	323,546,559
Investment advisory fees payable	31,932,686
Unrealized depreciation on forward foreign currency exchange contracts	21,135,064
Variation margin payable on financial futures contracts	20,320,256
Service and distribution fees payable	17,907,378
Investments sold short at value (proceeds — $11,685,781)	11,916,536
Deferred foreign capital gain tax payable	4,593,417
Swaps payable	339,615
Variation margin payable on centrally cleared swaps	239,958
Dividends on short sales payable	164,125
Other affiliates payable	151,526
Officer’s and Directors’ fees payable	90,835
Foreign bank overdraft (cost — $15,005)	15,005
Other accrued expenses payable	19,861,190
Total liabilities	1,489,552,119
Net Assets	$57,449,971,793

Net Assets Consist of
Paid-in capital	$46,079,755,306
Undistributed net investment income	255,075,737
Accumulated net realized gain	3,626,295,981
Net unrealized appreciation/depreciation	7,488,844,769
Net Assets	$57,449,971,793

Net Asset Value
Institutional — Based on net assets of $22,075,329,714 and 1,013,959,455 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.77
Investor A — Based on net assets of $17,792,885,424 and 821,847,415 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.65
Investor B — Based on net assets of $335,683,438 and 15,889,914 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$21.13
Investor C — Based on net assets of $15,976,240,392 and 798,861,884 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.00
Class R — Based on net assets of $1,269,832,825 and 60,885,158 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.86

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	27

Consolidated Statement of Operations
Year Ended October 31, 2014

Investment Income
Dividends — unaffiliated	$932,961,879
Foreign taxes withheld	(48,368,230)
Interest	504,026,609
Securities lending — affiliated — net	9,322,519
Dividends — affiliated	3,599
Total income	1,397,946,376

Expenses
Investment advisory	441,347,281
Service — Investor A	47,517,709
Service and distribution — Investor B	4,165,298
Service and distribution — Investor C	163,754,429
Service and distribution — Class R	6,508,116
Transfer agent — Institutional	18,559,801
Transfer agent — Investor A	19,544,865
Transfer agent — Investor B	614,915
Transfer agent — Investor C	15,206,769
Transfer agent — Class R	2,494,053
Custodian	6,417,320
Accounting services	5,563,156
Professional	1,680,254
Printing	759,308
Officer and Directors	735,186
Registration	623,440
Miscellaneous	759,732
Total expenses excluding dividend expense and stock loan fees	736,251,632
Dividend expense	1,315,308
Stock loan fees	2,560
Total expenses	737,569,500
Less fees waived by Manager	(52,009,197)
Total expenses after fees waived	685,560,303
Net investment income	712,386,073

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (including $200,846 foreign capital gain tax)	3,982,217,212
Investments — affiliated	(29,251,077)
Financial futures contracts	(390,021,782)
Foreign currency transactions	422,354,313
Options written	157,709,201
Swaps	(9,596,158)
4,133,411,709
Net change in unrealized appreciation/depreciation on:
Investments (including $4,593,417 foreign capital gain tax)	(2,150,529,259)
Financial futures contracts	14,996,012
Foreign currency translations	169,569,735
Options written	(61,326,732)
Swaps	18,269,540
Short sales	(717,925)
(2,009,738,629)
Net realized and unrealized gain	2,123,673,080
Net Increase in Net Assets Resulting from Operations	$2,836,059,153

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Statements of Changes in Net Assets
	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$712,386,073	$523,129,929
Net realized gain	4,133,411,709	3,317,052,848
Net change in unrealized appreciation/depreciation	(2,009,738,629)	3,114,767,373
Net increase in net assets resulting from operations	2,836,059,153	6,954,950,150

Distributions to Shareholders From[1]
Net investment income:
Institutional	(327,137,897)	(281,750,755)
Investor A	(241,707,008)	(211,139,435)
Investor B	(1,624,272)	(1,820,029)
Investor C	(108,337,878)	(86,255,488)
Class R	(12,766,828)	(11,035,205)
Net realized gain:
Institutional	(923,415,222)	—
Investor A	(833,382,646)	—
Investor B	(21,372,435)	—
Investor C	(768,908,083)	—
Class R	(59,125,782)	—
Decrease in net assets resulting from distributions to shareholders	(3,297,778,051)	(592,000,912)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	117,188,082	(1,529,364,601)

Net Assets
Total increase (decrease) in net assets	(344,530,816)	4,833,584,637
Beginning of year	57,794,502,609	52,960,917,972
End of year	$57,449,971,793	$57,794,502,609
Undistributed (distributions in excess of) net investment income, end of year	$251,647,130	$(11,970,870)
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	29

Consolidated Financial Highlights
	Institutional
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.95	$19.54	$19.16	$19.07	$17.42
Net investment income[1]	0.35	0.28	0.31	0.38	0.33
Net realized and unrealized gain	0.77	2.43	0.64	0.08 [2]	1.65 [2]
Net increase from investment operations	1.12	2.71	0.95	0.46	1.98
Distributions from:[3]
Net investment income	(0.33)	(0.30)	(0.38)	(0.37)	(0.33)
Net realized gain	(0.97)	—	(0.19)	—	—
Total distributions	(1.30)	(0.30)	(0.57)	(0.37)	(0.33)
Net asset value, end of year	$21.77	$21.95	$19.54	$19.16	$19.07

Total Return[4]
Based on net asset value	5.35%	13.97%	5.20%	2.39%	11.54%

Ratios to Average Net Assets
Total expenses	0.87%	0.87%	0.87%	0.87%	0.88%
Total expenses after fees waived	0.78%	0.78%	0.79%	0.78%	0.81%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	0.78%	0.78%	0.79%	0.78%	0.81%
Net investment income	1.60%	1.35%	1.61%	1.92%	1.83%

Supplemental Data
Net assets, end of year (000)	$22,075,330	$20,968,279	$18,657,773	$16,879,389	$12,894,088
Portfolio turnover rate	75%	50%	39%	31%	29%
	Investor A
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.83	$19.44	$19.06	$18.97	$17.34
Net investment income[1]	0.29	0.22	0.25	0.32	0.28
Net realized and unrealized gain	0.77	2.41	0.65	0.09 [2]	1.64 [2]
Net increase from investment operations	1.06	2.63	0.90	0.41	1.92
Distributions from:[3]
Net investment income	(0.27)	(0.24)	(0.33)	(0.32)	(0.29)
Net realized gain	(0.97)	—	(0.19)	—	—
Total distributions	(1.24)	(0.24)	(0.52)	(0.32)	(0.29)
Net asset value, end of year	$21.65	$21.83	$19.44	$19.06	$18.97

Total Return[5]
Based on net asset value	5.10%	13.63%	4.92%	2.13%	11.20%

Ratios to Average Net Assets
Total expenses	1.13%	1.13%	1.15%	1.14%	1.15%
Total expenses after fees waived	1.04%	1.05%	1.07%	1.06%	1.08%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.04%	1.05%	1.07%	1.06%	1.08%
Net investment income	1.33%	1.08%	1.33%	1.63%	1.56%

Supplemental Data
Net assets, end of year (000)	$17,792,885	$18,858,846	$17,292,587	$17,638,914	$15,724,095
Portfolio turnover rate	75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Consolidated Financial Highlights (continued)
	Investor B
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.31	$18.96	$18.57	$18.49	$16.91
Net investment income[1]	0.11	0.06	0.09	0.10	0.13
Net realized and unrealized gain	0.76	2.35	0.65	0.14 [2]	1.61 [2]
Net increase from investment operations	0.87	2.41	0.74	0.24	1.74
Distributions from:[3]
Net investment income	(0.08)	(0.06)	(0.16)	(0.16)	(0.16)
Net realized gain	(0.97)	—	(0.19)	—	—
Total distributions	(1.05)	(0.06)	(0.35)	(0.16)	(0.16)
Net asset value, end of year	$21.13	$21.31	$18.96	$18.57	$18.49

Total Return[4]
Based on net asset value	4.27%	12.75%	4.10%	1.25%	10.35%

Ratios to Average Net Assets
Total expenses	1.93%	1.95%	1.95%	1.97%	1.96%
Total expenses after fees waived	1.84%	1.86%	1.86%	1.87%	1.89%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.84%	1.86%	1.86%	1.87%	1.89%
Net investment income	0.54%	0.28%	0.51%	0.50%	0.74%

Supplemental Data
Net assets, end of year (000)	$335,683	$500,197	$660,370	$930,028	$1,209,744
Portfolio turnover rate	75%	50%	39%	31%	29%
	Investor C
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$20.27	$18.06	$17.75	$17.70	$16.21
Net investment income[1]	0.12	0.06	0.10	0.16	0.13
Net realized and unrealized gain	0.71	2.26	0.59	0.08 [2]	1.54 [2]
Net increase from investment operations	0.83	2.32	0.69	0.24	1.67
Distributions from:[3]
Net investment income	(0.13)	(0.11)	(0.19)	(0.19)	(0.18)
Net realized gain	(0.97)	—	(0.19)	—	—
Total distributions	(1.10)	(0.11)	(0.38)	(0.19)	(0.18)
Net asset value, end of year	$20.00	$20.27	$18.06	$17.75	$17.70

Total Return[4]
Based on net asset value	4.29%	12.86%	4.08%	1.34%	10.37%

Ratios to Average Net Assets
Total expenses	1.87%	1.88%	1.90%	1.90%	1.91%
Total expenses after fees waived	1.79%	1.80%	1.82%	1.81%	1.84%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.79%	1.80%	1.82%	1.81%	1.84%
Net investment income	0.59%	0.33%	0.58%	0.89%	0.81%

Supplemental Data
Net assets, end of year (000)	$15,976,240	$16,170,658	$15,179,009	$15,853,615	$14,921,531
Portfolio turnover rate	75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	31

Consolidated Financial Highlights (concluded)
	Class R
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$21.08	$18.78	$18.44	$18.36	$16.80
Net investment income[1]	0.21	0.15	0.18	0.21	0.21
Net realized and unrealized gain	0.74	2.33	0.62	0.13 [2]	1.59 [2]
Net increase from investment operations	0.95	2.48	0.80	0.34	1.80
Distributions from:[3]
Net investment income	(0.20)	(0.18)	(0.27)	(0.26)	(0.24)
Net realized gain	(0.97)	—	(0.19)	—	—
Total distributions	(1.17)	(0.18)	(0.46)	(0.26)	(0.24)
Net asset value, end of year	$20.86	$21.08	$18.78	$18.44	$18.36

Total Return[4]
Based on net asset value	4.73%	13.26%	4.52%	1.84%	10.83%

Ratios to Average Net Assets
Total expenses	1.47%	1.48%	1.51%	1.47%	1.49%
Total expenses after fees waived	1.38%	1.39%	1.43%	1.38%	1.42%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.38%	1.39%	1.43%	1.38%	1.42%
Net investment income	0.99%	0.74%	0.97%	1.11%	1.22%

Supplemental Data
Net assets, end of year (000)	$1,269,833	$1,296,522	$1,171,179	$1,077,174	$926,471
Portfolio turnover rate	75%	50%	39%	31%	29%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended October 31, 2014, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	33

Notes to Consolidated Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s consolidated financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	35

Notes to Consolidated Financial Statements (continued)

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining,

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of October 31, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$13,161,164	$(13,161,164)	—
BMO Capital Markets	2,394,326	(2,394,326)	—
BNP Paribas Prime Brokerage, Inc.	15,250,338	(15,250,338)	—
Citigroup Global Markets, Inc.	13,532,235	(13,532,235)	—
Credit Suisse Securities (USA) LLC	51,828,938	(51,828,938)	—
Deutsche Bank Securities, Inc.	15,714,769	(15,714,769)	—
Goldman Sachs & Co.	64,793,205	(64,793,205)	—
JP Morgan Clearing Corp.	111,186,562	(111,186,562)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,584,866	(8,584,866)	—
Morgan Stanley & Co. LLC	99,808,459	(99,808,459)	—
Nomura Securities International, Inc.	1,923,374	(1,923,374)	—
UBS Securities LLC	20,083,527	(20,083,527)	—
Total	$418,261,763	$(418,261,763)	—
[1]	Collateral with a value of $436,475,361 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	37

Notes to Consolidated Financial Statements (continued)

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended October 31, 2014 were as follows:

	Calls			Puts
	Contracts	Notional (000)[1,2]	Premiums Received	Contracts	Notional (000)[1,2]	Premiums Received
Outstanding options, beginning of year	2,522,510	—	$36,692,325	48,637,232	—	$60,418,751
Options written	792,552,461	5,342,847	307,778,424	854,247,207	8,089,082	657,105,952
Options exercised	(4,222,224)	—	(24,650,216)	(302,006)	—	(9,504,593)
Options expired	(23,530,079)	—	(34,215,315)	(27,531,677)	—	(65,235,241)
Options closed	(98,490,254)	(5,342,847)	(186,355,078)	(172,503,989)	(8,089,082)	(473,419,355)
Outstanding options, end of year	668,832,414	—	$99,250,140	702,546,767	—	$169,365,514
[1]	Amount shown is in the currency in which the transaction was denominated.
[2]	Includes currency options and swaptions.

As of October 31, 2014, the value of portfolio securities subject to covered call options written was $1,920,078,523.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	39

Notes to Consolidated Financial Statements (continued)
comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instrument Year Ended October 31, 2014
		Value
	Consolidated Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC derivatives; Investments at value — unaffiliated[2]	$68,589,736	$16,934,483

Forward foreign currency exchange contracts	Net unrealized appreciation/depreciation; Net unrealized appreciation/depreciation on forward foreign currency exchange contracts; Options written at value	239,749,970	23,275,759

Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid	11,117,915	1,164,273

Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC derivatives; Investments at value — unaffiliated;[2] Written options at value	667,253,205	372,561,946

Total		$986,710,826	$413,936,461
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended October 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/ Depreciation on
Interest rate contracts:
Swaps	$8,131,792	$5,907,997
Options[3]	22,967,907	(57,978,369)
Foreign currency exchange contracts:
Foreign currency transactions/translations	431,863,192	175,173,803
Options[3]	(13,131,342)	22,323,577
Credit contracts:
Swaps	(7,544,373)	6,115,973
Equity contracts:
Financial futures contracts	(390,021,782)	14,996,012
Swaps	(10,183,577)	6,245,570
Options[3]	(207,524,470)	98,877,260
Total	$(165,442,653)	$271,661,823
[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

For the year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,582
Average number of contracts sold	55,776
Average notional value of contracts purchased	$173,857,329
Average notional value of contracts sold	$3,905,069,871
Foreign currency exchange contracts:
Average number of contracts — USD purchased	65
Average number of contracts — USD sold	12
Average USD amounts purchased	$7,006,384,735
Average USD amounts sold	$1,076,154,780
Options:
Average number of option contracts purchased	480,413,231
Average number of option contracts written	428,037,282
Average notional value of option contracts purchased	$12,025,057,824
Average notional value of option contracts written	$9,033,743,574
Average number of swaption contracts purchased	9
Average number of swaption contracts written	3
Average notional value of swaption contracts purchased	$11,455,757,369
Average notional value of swaption contracts written	$3,077,569,802
Credit default swaps:
Average number of contracts — buy protection	5
Average notional value — buy protection	$282,357,049
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average number of contracts — receives fixed rate	3
Average notional value — pays fixed rate	$2,242,131,746
Average notional value — receives fixed rate	$2,011,563,302
Total return swaps:
Average number of contracts	5
Average notional value	$222,740,636

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fails to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	41

Notes to Consolidated Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

At October 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—		$20,320,256
Forward foreign currency exchange contracts	$199,426,490		21,135,064
Options	700,615,952	[1]	323,546,559
Swaps — Centrally cleared	—		239,958
Swaps — OTC[2]	24,359,335		—
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	924,401,777		365,241,837
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(6,970,566)		(30,385,056)
Total derivative assets and liabilities subject to an MNA	$917,431,211		$334,856,781
[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received[4]	Net Amount of Derivative Assets[5]
Bank of America N.A.	$68,425,594	$(38,880,863)	$(20,735,813)	—	$8,808,918
Barclays Bank PLC	58,703,248	(32,973,152)	—	$(9,701,669)	16,028,427
BNP Paribas S.A.	55,145,578	(25,743,431)	—	—	29,402,147
Brown Brothers Harriman & Co.	281,569	—	—	—	281,569
Citibank N.A.	104,372,662	(52,244,550)	—	(14,699,000)	37,429,112
Credit Suisse International	43,455,980	(17,774,427)	(5,340,202)	—	20,341,351
Deutsche Bank AG	186,606,700	(37,121,820)	—	(79,500,000)	69,984,880
Goldman Sachs International	194,349,874	(71,401,390)	—	(111,498,000)	11,450,484
HSBC Bank USA N.A.	11,759,522	(867,615)	—	—	10,891,907
JPMorgan Chase Bank N.A.	82,659,477	(14,327,901)	(1,855,915)	(26,140,000)	40,335,661
Morgan Stanley & Co. International PLC	36,234,124	(18,261,938)	—	(14,040,000)	3,932,186
Morgan Stanley Capital Services LLC	49,075,500	(5,341,927)	—	—	43,733,573
UBS AG	26,361,383	(19,917,767)	—	—	6,443,616
Total	$917,431,211	$(334,856,781)	$(27,931,930)	$(255,578,669)	$299,063,831
42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$38,880,863	$(38,880,863)	—	—	—
Barclays Bank PLC	32,973,152	(32,973,152)	—	—	—
BNP Paribas S.A.	25,743,431	(25,743,431)	—	—	—
Citibank N.A.	52,244,550	(52,244,550)	—	—	—
Credit Suisse International	17,774,427	(17,774,427)	—	—	—
Deutsche Bank AG	37,121,820	(37,121,820)	—	—	—
Goldman Sachs International	71,401,390	(71,401,390)	—	—	—
HSBC Bank USA N.A.	867,615	(867,615)	—	—	—
JPMorgan Chase Bank N.A.	14,327,901	(14,327,901)	—	—	—
Morgan Stanley & Co. International PLC	18,261,938	(18,261,938)	—	—	—
Morgan Stanley Capital Services LLC	5,341,927	(5,341,927)	—	—	—
UBS AG	19,917,767	(19,917,767)	—	—	—
Total	$334,856,781	$(334,856,781)	—	—	—
[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is included in fees waived by Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
In excess of $40 Billion, but not exceeding $60 Billion	0.62%
In excess of $60 Billion, but not exceeding $80 Billion	0.61%
Greater than $80 Billion	0.60%

For the year ended October 31, 2014, the Manager waived $52,001,662, which is included in fees waived by Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the year ended October 31, 2014, the amount waived was $7,535.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Prior to July 1, 2014, BIM served as sub-adviser to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	43

Notes to Consolidated Financial Statements (continued)

For the year ended October 31, 2014, the Fund reimbursed the Manager $562,637 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,371,266.

For the year ended October 31, 2014, affiliates received CDSCs as follows:

Institutional	$85
Investor A	$160,814
Investor B	$183,372
Investor C	$1,225,747

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$40,211
Investor A	$290,958
Investor B	$9,561
Investor C	$194,146
Class R	$8,200

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014: (A) for the period February 1, 2014 to June 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, the Fund retains 75% of securities lending income (commencing January 1, 2015, the amount the Fund will retain is expected to change to 70% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: (A) for the period February 1, 2014 to June 1, 2014, 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses; and (B) commencing June 1, 2014, 80% of securities lending income (following any Hurdle Date after January 1, 2015, the Fund will retain 75% of securities lending income), and these amounts retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (continued)

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2014, the Fund paid BIM $3,358,957 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $17,478,273 and $112,925,516, respectively.

6. Purchases and Sales:

For the year ended October 31, 2014, Purchases and Sales of Investments including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$32,107,688,192	$35,608,300,199
U.S. Government Securities	$5,870,665,984	$5,448,654,393

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2014, the following permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, income recognized from wholly owned subsidiary, the accounting for swap agreements, in-kind redemptions, the characterization of expenses, the classification of investments and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$7,593,793
Undistributed (distributions in excess of) net investment income	$246,234,417
Accumulated net unrealized gain (loss)	$(253,828,210)

The tax character of distributions paid was as follows:

	10/31/14	10/31/13
Ordinary income	$1,375,269,779	$592,000,911
Long-term capital gains	1,922,508,272	—
Total	$3,297,778,051	$592,000,911

As of October 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed net investment income	$1,205,704,715
Undistributed long-term capital gains	3,346,349,288
Net unrealized gains[1]	6,818,162,484
Total	$11,370,216,487
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the classification of investments and the investment in a wholly owned subsidiary.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	45

Notes to Consolidated Financial Statements (continued)

As of October 31, 2014 gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$50,593,006,296
Gross unrealized appreciation	9,252,501,620
Gross unrealized depreciation	(2,245,419,767)
Net unrealized appreciation	7,007,081,853

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended October 31, 2014.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of October 31, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	7%
Banks	6
Pharmaceuticals	5
Diversified Financial Services	5
Other[1]	77
[1]	Consists of U.S. Treasury Obligations and Foreign Government Obligations (16%), all other industries less than 4% of long-term investments (61%).
46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Notes to Consolidated Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	267,936,698	$5,827,054,865	236,562,194	$4,912,944,840
Shares issued to shareholders in reinvestment of distributions	54,549,228	1,148,613,001	12,466,525	256,776,594
Shares redeemed	(263,807,908)	(5,716,577,951)	(248,642,593)	(5,147,658,686)
Net increase	58,678,018	$1,259,089,915	386,126	$22,062,748

Investor A
Shares sold	132,532,020	$2,856,984,212	151,463,267	$3,130,832,532
Shares issued to shareholders in reinvestment of distributions	48,122,202	1,007,924,714	9,567,065	196,299,731
Shares redeemed	(222,522,504)	(4,822,660,092)	(186,986,839)	(3,840,211,754)
Net decrease	(41,868,282)	$(957,751,166)	(25,956,507)	$(513,079,491)

Investor B
Shares sold	156,982	$3,335,396	445,040	$8,862,684
Shares issued to shareholders in reinvestment of distributions	1,024,822	20,907,311	81,021	1,623,345
Shares redeemed	(8,764,964)	(184,509,072)	(11,884,762)	(238,978,697)
Net decrease	(7,583,160)	$(160,266,365)	(11,358,701)	$(228,492,668)

Investor C
Shares sold	95,880,065	$1,913,456,863	104,281,501	$2,006,267,393
Shares issued to shareholders in reinvestment of distributions	42,231,571	817,979,281	4,130,310	79,179,636
Shares redeemed	(137,140,748)	(2,740,323,509)	(150,820,298)	(2,878,633,447)
Net increase (decrease)	970,888	$(8,887,365)	(42,408,487)	$(793,186,418)

Class R
Shares sold	12,589,737	$262,113,249	16,427,385	$327,077,774
Shares issued to shareholders in reinvestment of distributions	3,559,691	71,864,086	554,689	11,026,478
Shares redeemed	(16,772,524)	(348,974,272)	(17,853,357)	(354,773,024)
Net decrease	(623,096)	$(14,996,937)	(871,283)	$(16,668,772)
Total Net Increase (Decrease)	9,574,368	$117,188,082	(80,208,852)	$(1,529,364,601)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Fund, can borrow up to $1.6 billion, subject to asset coverage and other limitations as specified in the agreement.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Fund, Inc. and Subsidiary as of October 31, 2014, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2014.

Payable Date:	December 18, 2013	July 18, 2014
Qualified Dividend Income for Individuals[1]	53.53%	45.70%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	23.96%	15.36%
Federal Obligation Interest[2]	2.12%	1.21%
Interest-Related Dividends for Non-US Residents[3]	61.62%	37.36%
[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.711919 per share to shareholders of record on December 16, 2013.

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Global Allocation Fund, Inc. (the “Fund”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC, with respect to the Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014	49

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third and third quartiles, respectively, against its Lipper Performance Universe. The Board noted the Fund’s improved performance during the one-year period.

The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, major detractors from performance during the three- and five-year periods included stock selection and an underweight in the U.S., stock selection in Canada and Australia (largely attributed to gold-related securities), as well as an overweight position in Brazil, and an underweight to fixed income, notably U.S. Treasuries. An overweight to cash negatively impacted performance as global equity and fixed income markets broadly advanced over the period.

The Board noted several changes to the portfolio management team in the past year and noted that overall the team had been augmented within industry research, trade implementation and product marketing. The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

50	BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement (concluded)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of contractual and/or revised voluntary breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014	51

Officers and Directors
Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.
				29 RICs consisting of 97 Portfolios	Actavis, plc. (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007
Director, The China Business Group, Inc. (consulting and investing firm) from 1996-2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2002
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.
				29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007-2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.
				29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007
Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.
				29 RICs consisting of 97 Portfolios	None
52	BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014

Officers and Directors (continued)
Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007
Director, National Museum of Wildlife Art
since 2007; Trustee, University of Wyoming
Foundation from 2008 to 2012; Director,
Ruckelshaus Institute and Haub School
of Natural Resources at the University of
Wyoming from 2006 to 2008; Director, The
American Museum of Fly Fishing since 1997.
				29 RICs consisting of 97 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]  Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				141 RICs consisting of 329 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Commit- tees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				141 RICs consisting of 329 Portfolios	None

[4]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014	53

Officers and Directors (concluded)
Name, Address and Year of Birth[1]	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock, since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012
Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809 Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019 Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809
54	BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC	OCTOBER 31, 2014	55

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$88,944	$85,263	$0	$0	$15,350	$20,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):
2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$15,350	$20,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
4

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 2, 2015

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